UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AQUESTIVE THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF 2019 ANNUAL MEETING

OF STOCKHOLDERS

AND PROXY STATEMENT

Aquestive Therapeutics, Inc.

30 Technology Drive

Warren, NJ 07059

Dear Stockholders:

On behalf of the Board of Directors of Aquestive Therapeutics, Inc., you are cordially invited to attend the 2019 Annual Meeting of Stockholders. The 2019 Annual Meeting will be held on Thursday, June 13, 2019 at 9:30 a.m., Eastern Time, at the offices of Day Pitney LLP, One Jefferson Road, Parsippany, NJ 07054.

At the 2019 Annual Meeting, you will be asked to elect three Class I directors, to ratify the appointment of the Company’s independent registered public accounting firm, and to approve the Aquestive Therapeutics, Inc. Employee Stock Purchase Plan. The accompanying notice of meeting and Proxy Statement describe the matters to be voted on at the meeting.

We encourage you to read the Proxy Statement and vote your shares as soon as possible. It is important that your shares be represented and voted at the Annual Meeting, either in person or by proxy, regardless of the number of Company shares that you own.

2018 was an important year in the history of our Company with the launch of an initial public offering, which closed on July 27, 2018. We are excited for the opportunities that lie ahead as a publicly traded specialty pharmaceutical company. We thank you for your continued support of Aquestive. We look forward to seeing you at the 2019 Annual Meeting.

Sincerely,

Keith J. Kendall
Chief Executive Officer, President, and Director
April 26, 2019

Aquestive Therapeutics, Inc.

30 Technology Drive

Warren, NJ 07059

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

The 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting” or the “Annual Meeting”) of Aquestive Therapeutics, Inc. (the “Company,” “we” or “Aquestive”) will be held on Thursday, June 13, 2019 at 9:30 a.m., Eastern Time, at the offices of Day Pitney LLP, One Jefferson Road, Parsippany, NJ 07054.

At the Annual Meeting, the stockholders will consider and vote on the following matters, all of which are more fully described in the attached Proxy Statement:

1.	To elect Keith J. Kendall, Nancy S. Lurker and James S. Scibetta as Class I members of the Board of Directors, each to serve for a three-year term until the Company's 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019;

3.	To approve the Aquestive Therapeutics, Inc. Employee Stock Purchase Plan (the “ESPP”); and

4.	To act upon any other matters that may properly come before the 2019 Annual Meeting or any adjournment or postponement thereof.

The Board of Directors unanimously recommends that you vote in favor of each of proposals 1, 2 and 3.

Instead of mailing a printed copy of our proxy materials to our stockholders, we provide access to these materials via the Internet. Accordingly, on or about April 26, 2019, we will begin mailing a Notice of Internet Availability of Proxy Materials (“Notice”) to all stockholders of record at the close of business on April 15, 2019, the record date for the Annual Meeting, and will post our proxy materials on the website referenced in the Notice. As more fully described in the Notice, stockholders may also request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail, or electronically by email, on an ongoing basis.

If you are a stockholder of record, you may vote in any one of the following ways:

•	Vote over the Internet, by going to www.envisionreports.com/AQST (have your Notice or proxy card in hand when you access the website);
•	Vote by Telephone, by calling the toll-free number 1 (800) 652-VOTE (8683) (have your Notice or proxy card in hand when you call);
•	Vote by Mail, if you requested and received a printed copy of the proxy materials, by completing, signing and dating the proxy card provided to you and returning it in the prepaid envelope provided to you; or
•	Vote in person at the Annual Meeting.

If your shares are held in “street name” (that is, held for your account by a bank, broker or other nominee), you will receive instructions from the holder of record that you must follow for your shares to be voted.

Whether or not you plan to attend the 2019 Annual Meeting, we urge you to take the time to vote your shares in advance of the meeting.

By Order of the Board of Directors,

Lori J. Braender
April 26, 2019	Senior Vice President, General Counsel & Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on Thursday, June 13, 2019. Our 2019 Proxy Statement and 2018 Annual Report on Form 10-K are available at www.envisionreports.com/AQST.

Aquestive Therapeutics, Inc.

30 Technology Drive

Warren, NJ 07059

PROXY STATEMENT FOR 2019 ANNUAL MEETING OF STOCKHOLDERS

The enclosed proxy materials are provided to you at the request of the Board of Directors of Aquestive Therapeutics, Inc. (the “Company,” “we” or “Aquestive”) to encourage you to vote your shares at our 2019 Annual Meeting of Stockholders (the “Annual Meeting” or the “2019 Annual Meeting”). This Proxy Statement contains information on matters that will be presented at the meeting and is provided to assist you in voting your shares.

Our Board of Directors (“Board” or “Board of Directors”) made these materials available to you over the Internet or, upon your request, mailed you printed versions of these materials in connection with our 2019 Annual Meeting. We will mail a Notice of Internet Availability of Proxy Materials (“Notice”) to our stockholders beginning on or about April 26, 2019 and will post our proxy materials on the website referenced in the Notice on that same date. We are, on behalf of our Board, soliciting your proxy to vote your shares at our 2019 Annual Meeting. We solicit proxies to give all stockholders of record an opportunity to vote on matters that will be presented at the Annual Meeting.

GENERAL INFORMATION

When did the Company become a publicly traded company?

On July 27, 2018, we closed the initial public offering of our common stock. We sold approximately 4.9 million shares and received aggregate gross proceeds from the offering of $73.9 million, inclusive of the exercise of the over-allotment option by the underwriters. Net proceeds received from the offering, after deducting underwriters’ discount and fees and expenses, were $63.5 million. We believe that the initial public offering provided us with the opportunity to unlock significant value for our stockholders. Our shares commenced trading on the Nasdaq Global Market on July 25, 2018 under the ticker symbol “AQST.”

When and where will the Annual Meeting be held?

The 2019 Annual Meeting will be held on Thursday, June 13, 2019 at 9:30 a.m. Eastern Time, at the offices of Day Pitney LLP, One Jefferson Road, Parsippany, New Jersey 07054.

What is the record date for the Annual Meeting?

Our Board has fixed the record date for the 2019 Annual Meeting as of the close of business on April 15, 2019 for determining stockholders entitled to notice of and to vote at the 2019 Annual Meeting.

How many votes can be cast by all stockholders?

A total of 24,975,139 shares of common stock of Aquestive were outstanding as of the close of business on the record date and are entitled to be voted at the 2019 Annual Meeting. Each share of common stock is entitled to one vote on each matter presented at the 2019 Annual Meeting. There is no cumulative voting.

1

How do I vote?

If you are a stockholder of record and your shares are registered directly in your name, you may vote:

•	By Internet. You may vote by proxy via the Internet at www.envisionreports.com/AQST. You will need your Notice or proxy card in hand at the time that you access the website.

•	By Telephone. If you live in the United States or Canada, you may vote by proxy by calling toll-free 1 (800) 652-VOTE (8683). You will need your Notice or proxy card in hand at the time that you call.

•	By Mail. If you requested and received a printed copy of the proxy materials, you may complete and mail your proxy card in the postage prepaid envelope you received, and return the proxy card to Proxy Services c/o Computershare Investor Services, P.O. Box 505008, Louisville, KY 40233-9814. Your proxy will be voted in accordance with your instructions. If you sign and return the enclosed proxy but do not specify how you want your shares voted, they will be voted “FOR” the election of each of the Class I director nominees, “FOR” the ratification of KPMG LLP as Aquestive's independent registered public accounting firm for the fiscal year ending December 31, 2019, and “FOR” the approval of the Aquestive Therapeutics, Inc. Employee Stock Purchase Plan.

•	In Person at the Meeting. If you plan to attend the meeting and vote in person, you must bring a form of photo identification with you to the meeting. You may vote by completing a ballot which will be available at the Annual Meeting.

If your shares are held in “street name” (that is, held for your account by a bank, broker or other nominee), you will receive instructions from the holder of record that you must follow for your shares to be voted. If you plan to attend the Annual Meeting, in addition to photo identification, such as a driver’s license or passport, you must bring an account statement from your broker or a letter from the record holder indicating that you owned the shares as of the record date of April 15, 2019. You also need to contact the bank, broker or other nominee who holds your shares to obtain a proxy from your broker and bring it with you to the meeting.

What are the Board's recommendations on how to vote my shares?

The Board recommends a vote:

•	Proposal 1: FOR the election of each of Keith J. Kendall, Nancy S. Lurker and James S. Scibetta as Class I members of the Board.

•	Proposal 2: FOR ratification of KPMG LLP as Aquestive’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

•	Proposal 3: FOR the approval of the Aquestive Therapeutics, Inc. Employee Stock Purchase Plan (the “ESPP”).

How are proxies solicited?

The Company may solicit proxies by mail, in person, by telephone or via the Internet through its officers, directors and other management employees, who will receive no additional compensation for their services. We will pay all costs relating to the solicitation of proxies. We will also reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses in forwarding proxy materials to beneficial owners of our common stock.

2

Can I change or revoke my vote?

You may revoke your proxy at any time before it is voted at the Annual Meeting by notifying the Corporate Secretary of Aquestive of such revocation in writing at the Company’s principal executive offices, by returning a signed proxy with a later date, by transmitting a subsequent vote over the Internet or by telephone prior to the close of voting, or by attending the meeting and voting in person. If your stock is held in street name, you must contact your bank, broker or nominee for instructions as to how to change or revoke your vote.

How is a quorum reached?

The presence, in person or by proxy, of holders of at least a majority of the issued and outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the 2019 Annual Meeting. Abstentions and broker non-votes, if any, will be counted as present and entitled to vote for purposes of determining whether a quorum is present.

What is a broker non-vote?

Broker non-votes occur when shares held by brokers, bankers or other nominees (i.e., held in “street name”) are not voted on a particular proposal because the broker, banker or other nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Generally, brokerage firms may vote on items deemed “routine” without voting instructions from the beneficial owner. At this meeting, only Proposal 2 (ratification of selection of our independent registered public accounting firm) is deemed a “routine” matter.

In contrast, brokerage firms may not vote on items deemed “non-routine” without voting instructions from the beneficial owner. At this meeting, Proposal 1 (the election of directors) and Proposal 3 (the approval of the ESPP) are deemed “non-routine” matters. Accordingly, if you do not instruct your broker how to vote your shares in the election of directors or on the approval of the ESPP, your broker will not be permitted to vote your shares on these matters.

Broker non-votes, while counted towards the achievement of a quorum, will not have an impact on the outcome of the vote on any proposals.

What vote is required to approve each item?

Required Vote: Election of Directors (Proposal No. 1)

Directors are elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy at the 2019 Annual Meeting and entitled to vote on the election of directors. This means that the three individuals receiving the highest number of “FOR” votes will be elected as directors. Abstentions and broker non-votes will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the election.

Required Vote: Ratification of the Selection of Independent Registered Public Accounting Firm (Proposal No. 2)

The vote of the holders of a majority of the votes cast by the holders of shares present in person or represented by proxy at the 2019 Annual Meeting and entitled to vote is required to ratify the selection of our independent registered public accounting firm. Because the ratification of the independent auditors is a routine matter, a nominee holding shares in street name may vote on this proposal in the absence of instructions from the beneficial owner. Abstentions will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the election.

3

Required Vote: Approval of the Aquestive Therapeutics, Inc. Employee Stock Purchase Plan (Proposal No. 3)

The vote of the holders of a majority of the votes cast by the holders of shares present in person or represented by proxy at the 2019 Annual Meeting and entitled to vote is required to approve the ESPP. Abstentions and broker non-votes will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the election.

Could other matters be decided at the Annual Meeting?

Aquestive does not know of any other matters that may be presented for action at the 2019 Annual Meeting. Should any other business properly come before the Annual Meeting, the persons named on the enclosed proxy will, to the extent permitted by applicable law or regulation, have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment to the same extent as the person signing the proxy would be entitled to vote. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the 2019 Annual Meeting unless they receive instructions from you with respect to such matter.

What happens if the meeting is postponed or adjourned?

If the 2019 Annual Meeting is adjourned or postponed for any purpose, at any such adjourned or postponed meeting, your proxy given for the original meeting will be voted in the same manner as it would have been voted at the original meeting unless you withdraw or revoke your proxy or unless a new record date is established for such adjourned or postponed meeting.

What does it mean if I receive more than one proxy card or voting instruction form?

It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

Where can I find the voting results of the meeting?

The preliminary voting results will be announced at the 2019 Annual Meeting. The final results will be disclosed in a Current Report on Form 8-K filed with the SEC within four business days after the 2019 Annual Meeting date.

What are the implications of being an “emerging growth company” or a “smaller reporting company”?

We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups (JOBS) Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about Aquestive's executive compensation arrangements and no non-binding advisory votes on executive compensation. We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of our initial public offering, (b) in which we have total annual gross revenue of at least $1.07 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

4

We are also a “smaller reporting company,” meaning we are not an investment company, an asset-backed issuer, or a majority-owned subsidiary of a parent company that is not a “smaller reporting company,” and have either: (i) a public float of less than $250 million or (ii) annual revenues of less than $100 million during the most recently completed fiscal year and (A) no public float or (B) a public float of less than $700 million. As a “smaller reporting company,” we are subject to reduced disclosure obligations in our SEC filings compared to other issuers, including with respect to disclosure obligations regarding executive compensation in our periodic reports and proxy statements and certain reduced financial information disclosure.

5

PROPOSAL NO. 1: ELECTION OF DIRECTORS

In accordance with Aquestive's certificate of incorporation and bylaws, the Board is divided into three classes of directors of approximately equal size. The members of each class of directors are elected to serve for a three-year term with the term of office of each class ending in successive years. Keith J. Kendall, Nancy S. Lurker and James S. Scibetta are the Class I directors whose terms expire at the 2019 Annual Meeting. Mr. Kendall, Ms. Lurker and Mr. Scibetta have been nominated, and each has agreed to stand, for re-election to the Board to serve as Class I directors of Aquestive until the 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal.

It is intended that, unless you give contrary instructions, shares represented by proxies will be voted for the election of each of the three nominees listed above. Aquestive has no reason to believe that any nominee will be unable to serve if elected. If any nominee should become unavailable to serve prior to the Annual Meeting, the shares represented by proxy will be voted for the election of such other person as may be designated by the Board.

Information relating to each nominee for election as a director and for each continuing director, including his or her period of service as a director of Aquestive, principal occupation and other biographical material, is included below.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

EACH OF THE NOMINEES FOR ELECTION AS CLASS I DIRECTORS.

(PROPOSAL NO. 1 ON YOUR PROXY CARD)

6

BOARD OF DIRECTORS

Board Composition and Structure

Our business and affairs are organized under the direction of our Board of Directors, which currently consists of seven members, six of whom are independent directors. The primary responsibilities of our Board of Directors are to provide oversight, strategic guidance and direction to our management. Our Board meets on a regular basis and additionally as required.

Our certificate of incorporation provides that our Board is divided into three classes of directors, with the classes as nearly equal in number as possible. Each of our directors identified below serves in the class indicated. Subject to any earlier resignation or removal in accordance with the terms of our certificate of incorporation and bylaws, our current Class I directors will serve until the 2019 Annual Meeting, our current Class II directors will serve until the 2020 Annual Meeting of Stockholders, and our current Class III directors will serve until the 2021 Annual Meeting of Stockholders; and, in each case, until their successors are duly elected and qualified. Any additional directorships resulting from an increase in the number of directors will be apportioned by our Board among the three classes as equally as possible.

Below is a list of the names, ages and class of the individuals who currently serve as our directors.

Name	Age	Position	Class
Keith J. Kendall	61	Chief Executive Officer, President and Director	I
Douglas Bratton	60	Director	III
Gregory Brown, M.D.	65	Director	II
John Cochran	53	Director	II
Santo Costa	73	Chairman of the Board	III
Nancy S. Lurker	61	Director	I
James S. Scibetta	53	Director	I

The Board has determined that the classified Board structure is appropriate for the Company at this time. A classified board provides for stability, continuity and experience among our Board following our initial public offering. The Board believes that building a cohesive board is an important goal. In our industry in particular, the time horizon required for successful development of pharmaceutical products and product candidates makes it important that we have a Board that understands the implications of this process and has the ability to develop long-term strategies while benefiting from an in-depth knowledge of Aquestive’s business, development processes and timetables and operations. A classified board structure helps to provide continuity and stability of leadership while resisting pressure to focus on short-term results at the expense of long-term value.

Director Biographies

Information concerning our directors is set forth below. The biographical description of each director includes the specific experience, qualifications, attributes and skills that led the Board to conclude that each nominee should serve as a director.

7

Nominees for Election (Class I Directors)

Keith J. Kendall

Keith J. Kendall has served as our Chief Executive Officer and President and as a member of our Board since November 2014, after having served as our President and Chief Operating Officer from November 2011 to November 2014 and as our Executive Vice President and Chief Financial Officer from 2006 to 2011. From 1999 to 2006, Mr. Kendall served in various business leadership positions for Hewlett Packard Financial Services, most recently as Vice President and Managing Director of the Americas. From 1985 to 1998, Mr. Kendall held a number of positions with AT&T Capital Corporation, including President of AT&T Credit Corporation and NCR Credit Corporation. Mr. Kendall served on the board of directors of Midatech Pharma Plc (Nasdaq: MTP), from January 2010 to December 2014. Mr. Kendall holds a B.S. from St. John’s University and an M.B.A from Pace University. Our Board believes that Mr. Kendall’s perspective and experience as our Chief Executive Officer, as well as his depth of operating and senior management experience in our industry, qualifies him to serve on our Board of Directors.

Nancy S. Lurker

Nancy S. Lurker has served as a member of our Board of Directors since April 2018. Ms. Lurker has been serving as President and Chief Executive Officer of Eyepoint Pharmaceuticals, Inc. (Nasdaq: EYPT) since September 2016. Prior to assuming her position with Eyepoint Pharmaceuticals, Ms. Lurker was a freelance consultant from December 2015 to September 2016. From 2008 to December 2015, Ms. Lurker served as President and Chief Executive Officer and a director of PDI, Inc., a Nasdaq-listed healthcare commercialization company now named Interpace Diagnostics Group, Inc. (Nasdaq: IDXG). From 2006 to 2007, Ms. Lurker was Senior Vice President and Chief Marketing Officer of Novartis Pharmaceuticals Corporation, the U.S. subsidiary of Novartis AG (NYSE: NVS). In addition, she also served as President and Chief Executive Officer of ImpactRx, Inc., a privately held healthcare information company. Ms. Lurker currently serves on the board of directors of the Cancer Treatment Centers of America, a privately held company, since 2016. Ms. Lurker previously served as a member of the boards of directors of publicly held Auxilium Pharmaceuticals, Inc. from 2011 to 2015, Mallinckrodt Pharmaceuticals, plc from 2013 to 2016, Elan Corporation, plc from 2005 to 2006 and ConjuChem Biotechnologies from 2004 to 2006. Ms. Lurker received a B.S. in Biology from Seattle Pacific University and an M.B.A. from the University of Evansville. Our Board believes Ms. Lurker’s broad ranging experience in the pharmaceutical industry, her experience on the boards of directors of both public and private companies, and her track record of maximizing the potential of new therapies and successfully implementing innovative U.S. and global drug launches qualifies her to serve on our Board of Directors.

James S. Scibetta

James S. Scibetta has served as a member of our Board of Directors since April 2017. Mr. Scibetta currently serves as Chief Executive Officer of Maverick Therapeutics, a development stage immuno-oncology company, since July 2017. Prior to Maverick, Mr. Scibetta was appointed President of Pacira Pharmaceuticals, or Pacira (Nasdaq: PCRX), in October 2015, where he oversaw commercial and medical support activities, and directed commercial manufacturing, tech transfer and research and development. Mr. Scibetta served as Pacira’s Chief Financial Officer from 2008 to 2016 where he led its 2011 initial public offering and subsequent debt and equity financings. Prior to that, Mr. Scibetta served as Chief Financial Officer of Bioenvision Inc., a commercial-stage public oncology company acquired by Genzyme, from 2006 to 2007, and Merrimack Pharmaceuticals, an oncology-focused systems biology company, from 2001 to 2006. Earlier in his career, Mr. Scibetta spent over a decade in investment banking where he was responsible for sourcing and executing transactions for a broad base of public and private healthcare and life sciences companies. Mr. Scibetta has also served as a director and chairman of the audit committee of Matinas BioPharma Holdings, Inc. (NYSE: MTNB), a biopharmaceutical company, since 2013 and a director of Maverick Therapeutics since 2017. Mr. Scibetta received his B.S. in Physics from Wake Forest University and his M.B.A from the University of Michigan. Our Board believes that Mr. Scibetta’s extensive senior management experience in the biotechnology industry, as well as his experience on the boards of both public and private companies, qualifies him to serve on our Board of Directors.

8

Class II Directors (with terms expiring at the 2020 Annual Meeting of Stockholders)

Gregory Brown, M.D.

Gregory Brown, M.D. has served as a member of our Board of Directors since March 2007. Dr. Brown is a co-founder and Vice Chairman at HealthCare Royalty Partners, or HCR Partners, and chairs that firm’s Senior Advisor Board. Educated as a transplantation immunologist and trained as a thoracic and vascular surgeon, Dr. Brown practiced thoracic and vascular surgery in a community setting where he also founded and led a health maintenance organization. Before co-founding HCR Partners, Dr. Brown was a partner at Paul Capital Partners, where he co-managed that firm’s royalty investments as a member of the royalty management committee. Prior to beginning his principal investment career in 2003, Dr. Brown was co-head of investment banking and head of healthcare at Adams, Harkness & Hill (now Canaccord Genuity) and a ranked biotechnology research analyst at Vector Securities International. Dr. Brown holds a B.A. from Yale University, an M.D. from SUNY Upstate Medical Center and an M.B.A from Harvard University. He currently serves on the boards of the following public pharmaceutical companies: Caladrius Biosciences, Inc. (Nasdaq: CLBS), where he has served since 2016, Cambrex Corporation (NYSE: CBM), where he has served since 2017 and Faron Pharmaceuticals Oy (AIM: FARN), where he has served since 2017. Our Board believes that Dr. Brown’s extensive experience in the pharmaceutical industry and investing in life sciences companies, as well as his medical and scientific background, qualifies him to serve on our Board of Directors.

John Cochran

John Cochran has served as a member of our Board of Directors since January 2004. Mr. Cochran has been a partner at Bratton Capital Management L.P. since October 1998, and is responsible for its private equity investments. Mr. Cochran is also a partner and Chief Operating Officer of Crestline Investors, an institutional alternative investment management firm. Prior to joining Bratton Capital Management L.P., Mr. Cochran spent 10 years with KPMG focused primarily on audit and merger and acquisition due diligence. Mr. Cochran received his B.A. in Accounting from Texas Christian University and is also a licensed certified public accountant. Our Board believes that Mr. Cochran’s private equity investment and company oversight experience along with his strong finance and management background, qualifies him to serve on our Board of Directors.

Class III Directors (with terms expiring at the 2021 Annual Meeting of Stockholders)

Douglas Bratton

Douglas Bratton has served as a member of our Board of Directors since January 2004 and was the Chairman of our Board from January 2004 until August 2018. Mr. Bratton is the Founder, President and Chief Investment Officer of Crestline Investors, an institutional alternative investment management firm. Mr. Bratton is also sole director of Bratton Capital, Inc., which is the general partner of Bratton Capital Management L.P. Mr. Bratton has been an investment professional specializing in alternative asset strategies since 1983 and has managed assets on behalf of the Bass family of Fort Worth, Texas, since 1988. Mr. Bratton received a B.S. from North Carolina State University in 1981 and an M.B.A with Honors from Duke University in 1984. Mr. Bratton has served on the board of directors of Bounty Minerals Corporation, a private company, since 2014, and the Board of Visitors of Duke University’s Fuqua School of Business since 2013. Our Board believes that Mr. Bratton’s business experience, as well as his strong finance and management background, qualifies him to serve on our Board of Directors.

9

Santo Costa

Santo Costa has served as our Board Chairman since August 2018 and has served as a member of our Board of Directors since December 2015. Since 2007, Mr. Costa has served as Of Counsel to the law firm of Smith, Anderson, Blount, Dorsett, Mitchell and Jernigan, L.L.P. of Raleigh, North Carolina, specializing in corporate law for healthcare companies. Mr. Costa has served on the board of directors of Cytokinetics Inc. (Nasdaq: CYTK) since October 2010, and on the board of directors of Metabolon, Inc., a private company, since April 2013. From 1994 to 2001, he held various positions at Quintiles Transnational Corporation, including as Vice Chairman, President and Chief Operating Officer. Prior to joining Quintiles, Mr. Costa spent 23 years in the pharmaceutical industry, most recently as General Counsel and Senior Vice President, Administration with Glaxo Inc. Prior to joining Glaxo, he served as U.S. Area Counsel with Merrell Dow Pharmaceuticals and as Food & Drug Counsel with Norwich Eaton Pharmaceuticals, Inc. Mr. Costa served as chairman of the board of directors of Alchemia Limited, a private biopharmaceutical company, from March 2014 to June 2015. He also served on the board of directors of Magor Corporation, formerly Biovest Corp. I, from March 2010 until March 2013. He also served as chairman of the board of directors of LaboPharm, Inc. from March 2006 to November 2011 and a director of OSI Pharmaceuticals from June 2006 to June 2010, as well as serving as a director at other private companies. Mr. Costa earned both a B.S. in Pharmacy and a J.D. from St. John’s University. Our Board believes that Mr. Costa’s experience in the biotechnology industry, his broad experience advising global corporations and boards of directors of publicly held companies, and his experience serving as a director of public and private companies, qualifies him to serve on our Board of Directors.

10

NON-EMPLOYEE DIRECTOR COMPENSATION

We provide cash and equity-based compensation to our non-employee directors for the time and effort necessary to serve as a member of our Board of Directors.

Under our non-employee director compensation program, we pay each of our non-employee directors a cash retainer for service on the Board and for service on each committee on which the director serves. The chair of each committee receives an additional retainer for such service. These retainers will be payable in arrears in equal quarterly installments on the last day of each quarter, provided that the amount of such payment will be prorated for any portion of such quarter that the director is not serving on our Board of Directors. The retainers paid to non-employee directors for service on the Board and Board committees are as follows:

Name	Annual Service Retainer	Chairperson Additional Retainer
Board of Directors	$40,000	$30,000
Audit Committee	10,000	20,000
Compensation Committee	7,000	15,000
Nominating and Corporate Governance Committee	5,000	10,000

Additionally, each non-employee director receives an annual equity grant in the form of stock options, with grant value, terms and conditions determined by the Board. On July 24, 2018, each of our non-employee directors received a grant in the form of stock options with a grant date fair value of $277,670. These grants vest in twelve equal (or nearly equal as possible) quarterly installments beginning on October 24, 2018, subject to the director’s continued service on the Board.

This program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

Our current non-employee director compensation program has been in effect since the time of our initial public offering in July 2018. Prior to that time, we did not have a formal non-employee director compensation policy. We provided cash and equity-based compensation to our non-employee directors for the time and effort necessary to serve as a member of our Board.

PUP Plans

Prior to our initial public offering, we maintained Performance Unit Plans (“PUP Plans”) in which our then non-employee directors participated. In connection with our initial public offering, the PUP Plans were terminated on April 16, 2018. At termination, we accelerated the vesting of any then unvested performance units and issued shares of non-voting common stock to appropriately compensate the performance unit holders. The shares of non-voting common stock were automatically converted into voting common stock upon consummation of our initial public offering.

11

The following table shows the number of performance units held by each then-serving non-employee director prior to the termination and liquidation of the PUP Plans, the number of shares of non-voting common stock received upon termination of the PUP Plans, and the number of shares of voting common stock received at the time of the IPO, together with additional payments intended to compensate the recipient for taxes owed with respect to the shares of non-voting common stock received as a result of the termination of the PUP Plans:

Non-Employee Director	Number of PUP Plan Awards held at December 31, 2017	Number of Shares of Non-Voting Common Stock Issued on Termination of PUP Plans	Number of Shares of Voting Common Stock Received at IPO(1)	Additional Payment Amount ($)
Douglas Bratton	926,426	926,426	75,085	103,391
Gregory Brown, M.D.	926,426	926,426	75,085	103,391
John Cochran	926,426	926,426	75,085	103,391
Santo Costa	213,789	213,789	17,327	23,859
James S. Scibetta	71,263	106,895	(2) 8,664	11,930

(1)	Reflects 1-for-12.34 shares reverse stock split effective July 16, 2018.
(2)	Reflects true-up in connection with 2017 performance unit grant.

2018 Director Compensation Table

The following table sets forth information concerning the compensation that we paid or awarded to our non-employee directors during the fiscal year ended December 31, 2018.

Name	Fees Earned or Paid in Cash ($)	Option Awards(1) ($)	All Other Compensation(2) ($)	Total ($)
Douglas Bratton	31,000	277,670	142,608	451,278
Gregory Brown, M.D.	27,500	277,670	142,608	447,778
John Cochran	26,000	277,670	142,608	446,278
Santo Costa	46,000	277,670	64,943	388,613
Nancy S. Lurker(3)	28,500	284,194	—	312,694
James S. Scibetta	35,000	277,670	43,672	356,342

(1)	Represents the aggregate grant date fair value of stock option awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”). A discussion of the assumptions used in calculating the fair value of such awards may be found in Note 15 to our 2018 audited financial statements included in our Annual Report on Form 10-K filed with the SEC on March 14, 2019. Amounts reflect, for each director, a stock option grant awarded on July 24, 2018 with a grant date fair value of $277,670, and additionally for Ms. Lurker, a stock option grant awarded on April 18, 2018 with a grant date fair value of $6,524. As of December 31, 2018, each director held 26,700 stock options, granted on July 24, 2018 with an exercise price of $15.00. In addition, as of December 31, 2018, Ms. Lurker holds 5,078 stock options, granted on April 18, 2018 with an exercise price of $6.54.

(2)

Amounts reflect, in connection with the termination of the PUP Plans: (i) acceleration of vesting of performance units, as follows: Mr. Bratton, $39,217; Mr. Brown, $39,217; Mr. Cochran, $39,217; Mr. Costa, $41,084; and Mr. Scibetta, $31,742; (ii) payments for any taxes owed in respect the shares of non-voting common stock received, as follows: Mr. Bratton, $65,136; Mr. Brown, $65,136; Mr. Cochran, $65,136; Mr. Costa, $15,031; and Mr. Scibetta, $7,516; and (iii) amounts for gross-ups related to tax payments, as follows: Mr. Bratton, $38,255; Mr. Brown, $38,255; Mr. Cochran, $38,255; Mr. Costa, $8,828; and Mr. Scibetta, $4,414.

Amounts for PUP acceleration reflect the number of performance units accelerated times $3.88 per share. We determined the compensation expense associated with the termination of the PUP Plans and the issuance of shares of non-voting common stock by engaging a valuation consultant to prepare an estimate of our enterprise value and the fair value of each series of our capital stock and equity instruments as of the date of termination. Such valuation yielded value of $3.88 per share of non-voting common stock after considering the nature of these shares and the enterprise value of the business. The valuation utilized for this purpose was developed in accordance with the guidance provided by the American Institute of Certified Public Accountants Practice Guide, Valuation of Privately-Held-Company Equity Securities Issued as Compensation.

(3)	Ms. Lurker joined the Board in April 2018.

For more information on the compensation of Keith J. Kendall, our director who is also our CEO, see below under “Executive Compensation.”

12

CORPORATE GOVERNANCE

Director Independence

Under NASDAQ rules, a majority of a listed company’s board of directors must be comprised of independent directors. In addition, NASDAQ rules require that, subject to specified exceptions, each member of a listed company's audit committee and compensation committee be independent and satisfy additional independence criteria set forth in Rules 10A-3 and 10C-1, respectively, under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). Under NASDAQ rules, a director will only qualify as an “independent director” if the director meets certain objective independence tests and does not have a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In accordance with these standards and criteria, the Board undertook its annual review of the independence of our directors. During this review the Board considered whether there were any relationships or related party transactions between each director, any member of his or her immediate family or other affiliated entities and the Company. The purpose of this review is to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent.

The Board follows a number of procedures to review related party transactions, as described in more detail below under “Related Person Transaction Policy.” Each director also answers a questionnaire designed to disclose information concerning conflicts and transactions which may impact independence, and we also review our internal records for any such transactions.

Based on a review of these standards and materials, our Board determined that none of our independent directors had or has any relationship with us other than as a director, with the exception of Mr. Bratton and Mr. Cochran who are affiliated with significant stockholders of the Company. See below under “Beneficial Ownership of Common Stock” for more information.

As a result of its review, our Board has determined, upon the recommendation of our Nominating and Corporate Governance Committee, that each of our directors other than Keith J. Kendall, our Chief Executive Officer, has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is independent within the meaning of the director independence standards of the NASDAQ rules and the SEC. Our Board has also determined that each of the current members of our Audit Committee and our Compensation Committee satisfies the heightened independence standards for such committee members.

Board Meetings, Attendance and Executive Sessions

The Board held seven meetings during the year ended December 31, 2018. All Board members attended at least 75% of the meetings of the Board and the committees of the Board on which he or she served (in each case, which were held during the portion of the last fiscal year for which he or she was a director and/or a member of the applicable committee). The composition of, and number of meetings held by, each committee is set forth below under “Board Committees.”

The independent directors meet in executive sessions, without management present, periodically and as appropriate.

13

All directors are expected to attend our annual meetings of stockholders absent extenuating circumstances.

Board Leadership Structure

Our Board of Directors is currently chaired by Santo Costa, one of our independent directors. As a general policy, our Board believes that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board as a whole. Mr. Kendall, our Chief Executive Officer, is also a member of the Board, which we believe promotes strategy development and execution and facilitates information flow between management and the Board. We currently expect the positions of Chairman of the Board and Chief Executive Officer to continue to be held by two individuals in the future.

Board of Directors’ Role in Risk Oversight

While senior management has primary responsibility for managing risk, the Board as a whole has responsibility for risk oversight. One of the key functions of our Board is informed oversight of our risk management process. Relevant Board committees review specific risk areas, as discussed below, and report on their deliberations to the Board. The full Board oversees risk in several ways. Through periodic management updates on the financial and operating results of Aquestive, including its annual operating plans and strategic planning, the Board provides input to management on ordinary course, business and commercial operating risks. In addition, management reports to the Board and each committee periodically on specific, material risks as they arise or as requested by individual Board members.

The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss major financial risk exposures and the steps management has taken to monitor and control these exposures. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper conduct, and generally monitors applicable legal requirements related to internal controls, compliance with applicable law and compliance with our Code of Ethics. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Code of Business Conduct and Ethics and Corporate Governance Guidelines

Our Board has adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that applies to all of our employees, including our executive officers and those employees responsible for financial reporting, and our directors.

Our Board has also adopted Corporate Governance Guidelines that, along with our committee charters and our Code of Ethics, provide the framework for our corporate governance policies.

Copies of our Code of Ethics and our Corporate Governance Guidelines may be accessed free of charge by visiting our website at www.aquestive.com under “Investors” at “Corporate Governance: Governance Documents” or by requesting a copy via an e-mail addressed to

14

investorrelations@aquestive.com or by written request addressed to our Corporate Secretary at our principal executive offices. To the extent required by applicable law and regulation, we intend to post on our website any amendment to, or waiver under, a provision of the Code of Ethics that applies to our executive officers and directors within the time period required.

Board Committees

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below. From time to time, the Board may establish other committees to facilitate the management of our business. Members will serve on these committees until their resignation or until otherwise determined by our Board. Each of the Audit, Compensation, and Nominating and Corporate Governance Committees operates pursuant to a written charter, and each committee will review and assess the adequacy of its charter annually, submitting any changes to the Board for approval. Each of the committee charters is available on our website at www.aquestive.com under “Investors” at “Corporate Governance: Governance Documents.”

The following table describes which directors serve on each of the Board committees.

Name:	Nominating and Corporate Governance Committee	Compensation Committee	Audit Committee
Keith J. Kendall
Douglas Bratton	C	M
Gregory Brown, M.D.	M		M
John Cochran	M	M
Santo Costa		C
Nancy S. Lurker		M	M
James S. Scibetta			C

M = Member

C = Chair

Set forth below are summaries of the responsibilities of each committee and the number of meetings held by each committee in 2018.

Audit Committee (6 Meetings)

Our Audit Committee provides oversight of our accounting and financial reporting processes and the audits of our financial statements. Among other matters, the Audit Committee is responsible for the following:

•	reviewing with management and the independent auditor the Company’s annual audited financial statements, quarterly financial statements and significant financial reporting issues in connection with the preparation of the Company’s annual and quarterly financial statements;

•	reviewing the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

•	being responsible for the retention and oversight of the independent auditor;

•	pre-approving all audit services, internal control-related services and permitted non-audit services to be performed for the Company by its independent auditor, subject to the de minimis exception for permitted non-audit services that are approved by the Audit Committee prior to the completion of the audit;

15

•	establishing procedures for the receipt, retention and treatment of any complaints received by the Company regarding accounting, internal accounting controls or audit matters, including procedures for the confidential and anonymous treatment of submission by employees of any such complaints; and

•	reviewing, approving or ratifying all related person transactions in accordance with Company policy, applicable law and SEC and NASDAQ rules and regulations.

All members of our Audit Committee meet the requirements for financial literacy under applicable rules of NASDAQ. Our Board has determined that James S. Scibetta is an audit committee financial expert as defined under applicable rules of the SEC. In making this determination, our Board has considered Mr. Scibetta’s financial experience and business background. All of the members of our Audit Committee were determined to be independent directors as defined under applicable rules of the SEC and NASDAQ.

The report of the Audit Committee is included in this Proxy Statement under “Audit Committee Report.”

Compensation Committee (2 Meetings)

Our Compensation Committee is responsible for the oversight of our overall compensation structure and establishes the Company’s philosophy, objectives, policies and practices in the areas of executive compensation, benefit arrangements, performance evaluations and management development. Among other matters, the Compensation Committee is responsible for the following:

•	obtaining the advice of any compensation consultant, legal counsel or other adviser to assist in carrying out its responsibilities and for conducting the related independence assessment;

•	approving corporate goals and objectives relating to the compensation of the CEO and other executive officers, evaluating their performance, and making appropriate recommendations for any improvement in performance;

•	determining and approving compensation levels of the CEO and other executive officers;

•	reviewing compensation provided to our non-employee directors and recommend such compensation and any changes to the Board for approval;

•	administering all equity compensation plans and recommending amendments to such plans to the Board for approval;

•	administering all cash incentive compensation plans, 401(k) savings plans, employee stock purchase plans, bonus plans, any deferred compensation plans, severance plans and other similar programs with respect to the participation of executive officers, and authorizing and approving amendments to such plans; and

•	approving employment terms for executive officers, as well as any severance, change in control, indemnification, or other employment or compensation-related agreements or arrangements to be provided to executive officers.

All of the members of our Compensation Committee were determined to be independent under applicable rules of NASDAQ. Our Board has determined that each member of our Compensation Committee is a non-employee director, as defined in Exchange Act Rule 16b-3.

16

Nominating and Corporate Governance Committee (1 Meeting)

Our Nominating and Corporate Governance Committee oversees our corporate governance structure. Among other matters, our Nominating and Corporate Governance Committee is responsible for the following:

•	identifying and recommending to the Board individuals believed to be qualified to serve as Board members;

•	recommending to the Board directors to serve as members and chairpersons of each standing committee and any appropriate changes to the responsibilities, size and membership of such committees;

•	determining, on an annual basis, the members of the Board who meet the applicable independence requirements established by the SEC and NASDAQ;

•	considering questions of possible conflicts of interest of directors;

•	generally reviewing with the Company’s chief legal officer and other appropriate legal personnel particular legal matters related to internal control policies and compliance with applicable legal requirements and with the Code of Ethics;

•	reviewing our Corporate Governance Guidelines and our Code of Ethics on an annual basis and recommending amendments when appropriate;

•	periodically reviewing management succession plans and related procedures, including for the CEO; and

•	overseeing the annual self-evaluation of the Board and committees.

All members of our Nominating and Corporate Governance Committee were determined to be independent under the applicable rules and regulations of NASDAQ.

Policies Governing Director Nominations

Director Nomination Process

Our Board is responsible for determining candidates for nomination to our Board. The Board delegates the selection and nomination process to the Nominating and Corporate Governance Committee, with the expectation that other members of the Board and management will be requested to take part in the process as appropriate. The Nominating and Corporate Governance Committee is responsible for making recommendations to the Board regarding the size and composition of the Board. The Nominating and Corporate Governance Committee will review annually with the Board the composition of the Board as a whole and will recommend, if necessary, measures so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole. The Nominating and Corporate Governance Committee is responsible for ensuring that the composition of the Board accurately reflects the needs of our business and, in furtherance of this goal, for proposing the addition of members and the necessary resignation of members for purposes of obtaining the appropriate members, skills and perspectives. The Nominating and Corporate Governance Committee recommends, and the Board nominates, candidates to stand for election as directors.

17

Generally, our Nominating and Corporate Governance Committee will identify candidates for director nominees in consultation with management as well as through the use of search firms or other advisors, the recommendations submitted by stockholders, and such other methods as the Nominating and Corporate Governance Committee deems appropriate. Once candidates have been identified, our Nominating and Corporate Governance Committee will confirm that the candidates meet the minimum qualifications for director nominees. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires, background checks or any other means that it deems to be appropriate in the evaluation process. The Nominating and Corporate Governance Committee will evaluate the qualifications and skills of director candidates, both on an individual basis and taking into account the overall composition and needs of the Board. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee will recommend candidates as director nominees for the Board’s approval. The Board appointed Ms. Lurker as a new member of our Board in April 2018. Ms. Lurker was recommended to the full Board by a third party search firm that we engaged to assist in the identification, recruitment and evaluation of new director candidates.

The Nominating and Corporate Governance Committee will consider director candidates recommended by our stockholders. Recommendations should be submitted to the Nominating and Corporate Governance Committee, c/o the Corporate Secretary, and include at least the following information: name of the stockholder and evidence of the person's ownership of our common stock, number of shares owned and the length of time of ownership, name of the candidate, the candidate's employment history or a listing of his or her qualifications to be a director and the person's written consent to be named as a director if nominated.

Stockholders may also nominate directors for election at our annual meetings of stockholders in accordance with our bylaws. Additional information regarding requirements for stockholder nominations for next year's annual meeting is described in this Proxy Statement under “General Matters—Stockholder Proposals and Nominations.”

Minimum Qualifications

Our Nominating and Corporate Governance Committee will take into consideration all factors it deems relevant and appropriate when recommending candidates for the Board’s selection as nominees for the Board. These factors may include judgment, skill, diversity, experience with business and other organizations of a comparable size, the interplay of the candidate’s experience with that of the other Board members, and the extent to which a candidate would be a desirable addition to the Board and any committees of the Board. We have no formal policy regarding Board diversity; however, the Board and the Nominating and Corporate Governance Committee believe that it is essential that Board members represent diverse viewpoints. In considering candidates for the Board, the Nominating and Corporate Governance Committee will consider the entirety of each candidate's credentials in the context of these standards.

18

Communication with the Board of Directors

Stockholders wishing to communicate with our Board may do so by writing to the Board, any individual director, or to the non-employee directors as a group, at:

Aquestive Therapeutics, Inc.

30 Technology Drive

Warren, NJ 07059

Attention: Corporate Secretary

The communication should prominently display the legend “Board Communication” in order to indicate to the Corporate Secretary that it is a communication for the Board. Upon receiving such a communication, the Corporate Secretary will promptly forward the communication to the relevant individual or group to which it is addressed. Certain items that are unrelated to the Board's duties and responsibilities may be excluded, such as spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. The Corporate Secretary will not forward any communication determined in good faith to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable.

EXECUTIVE OFFICERS

Below is a list of the names, ages, positions, and a brief account of the business experience of the individuals who serve as our executive officers.

Name	Age	Position(s)
Keith J. Kendall	61	Chief Executive Officer, President and Director
Daniel Barber	43	Senior Vice President – Chief Strategy and Development Officer
Peter Boyd	53	Senior Vice President – Operations and Value Delivery
Lori J. Braender	63	Senior Vice President – General Counsel and Corporate Secretary
Ken Marshall	58	Commercial Leader
John T. Maxwell	54	Senior Vice President – Chief Financial Officer
A. Mark Schobel	63	Chief Innovation and Technology Officer
Gary H. Slatko	62	Senior Vice President – Chief Medical Officer
Theresa Wood	56	Senior Vice President – Human Resources and Organizational Development

Executive Officer Biographies

Keith J. Kendall | Chief Executive Officer

Please see Mr. Kendall’s biographical information above in this Proxy Statement under “Board of Directors—Director Biographies.”

Daniel Barber | Senior Vice President – Chief Strategy and Development Officer

Mr. Barber joined our team in July 2007 and has led our Strategy and Development functions since April 2014. Prior to joining our team, Mr. Barber held various positions with Quest Diagnostics in its corporate planning and international divisions. In 2010, Mr. Barber had executive oversight of our launch activities for our first two FDA approved products. Beginning in 2013, Mr. Barber helped lead our effort to develop an internal pipeline of proprietary assets. Since that time, he has had executive responsibility for our pipeline and partnership activities.

Mr. Barber received his B.A. from State University of New York at Geneseo and an M.B.A from Seton Hall University.

19

Peter Boyd | Senior Vice President – Operations and Value Delivery

Mr. Boyd joined our Company in August 2013 and has led our Operations and Value Delivery functions since April 2014. Prior to his current position, Mr. Boyd was our Vice President of Business Process. Prior to joining us, Mr. Boyd served as Senior Director of Operations for the Americas and APJ Regions at Hewlett-Packard Company. Throughout his 15-year career at the Hewlett-Packard Company, Mr. Boyd held a variety of positons in business process improvement and in operations. Mr. Boyd received a B.A. in History from Wittenberg University and an M.B.A in Finance from Seton Hall University. Mr. Boyd also received an M.S. in Management and Urban Policy Analysis from the New School University.

Lori J. Braender | Senior Vice President – General Counsel and Corporate Secretary

Ms. Braender joined our Company in September 2018 as our Senior Vice President – General Counsel and Corporate Secretary. Prior to joining us, Ms. Braender was an attorney at Day Pitney LLP for 35 years, most recently serving as a Partner and Chair of the firm’s Life Sciences Practice Group. In that role, she specialized in advising clients in the pharmaceutical and biotechnology industries, as well as medical device companies, hospitals and healthcare institutions on regulatory requirements, contractual arrangements, and other business considerations connected with life science and healthcare transactions. Ms. Braender received a B.S. in Business Administration from Rider University and a J.D. from Seton Hall University School of Law.

Ken Marshall | Commercial Leader

Mr. Marshall joined our Company in January 2018 as our Commercial Leader. Prior to that, Mr. Marshall served as U.S. President and Global Chief Marketing Officer for Aerocrine Inc. In that role, he developed the global marketing strategy and led all aspects of the that Company’s U.S. business. From 2008 through 2011, Mr. Marshall served as Vice President of Sales and Marketing for Ikaria, Inc., a drug and device company focused on critical care. Mr. Marshall also spent 17 years with GlaxoSmithKline and held several senior positions including Vice President of Marketing for the Neurology, Urology, Lifecycle and HIV business units. Mr. Marshall received his B.S.B.A in Marketing and Economics from Western Carolina University and M.B.A from Houston Baptist University.

John T. Maxwell | Senior Vice President – Chief Financial Officer

Mr. Maxwell has served as our Senior Vice President – Chief Financial Officer since January 2017. Prior to joining our team, Mr. Maxwell held senior financial roles at WIL Research, InfoNXX, PanAmSat, ADP and General Signal, including, most recently, as Chief Financial Officer of WIL Research from September 2008 to April 2016. In addition, Mr. Maxwell served as a consultant from April 2016 until January 2017. Mr. Maxwell started his career at Ernst & Young, serving in the Dallas, New York and Stamford offices. Mr. Maxwell helped lead the successful strategic sale transactions by the private equity sponsors of WIL Research in April 2016 to Charles River Labs and of PanAmSat in 2006 to Intelsat. Mr. Maxwell also helped lead the initial public offering of PanAmSat in 2005 and multiple public and private debt transactions for WIL Research, InfoNXX and PanAmSat. Mr. Maxwell is a licensed certified public accountant and holds a B.B.A in Accounting from Texas Tech University and an M.B.A in Finance and International Business from New York University Stern School of Business.

20

A. Mark Schobel | Chief Innovation and Technology Officer

Mr. Schobel joined our team in December 2005 and has served as our Chief Innovation and Technology Officer since November 2015. Mr. Schobel served as our Chief Executive Officer and Co-President through November 2014 and served as a member of our Board from November 2005 through the completion of our initial public offering in July 2018. From 2001 to 2005, he was the Global Head of New Technology and Product Innovation for the Consumer Health Business Unit at Novartis where he pioneered thin film delivery of systemic drugs. Prior to Novartis, Mr. Schobel held various general management positions with Reed & Carnrick Pharmaceuticals, Warner-Lambert and Pharmaceutical Formulations Inc. Mr. Schobel received his B.S. in Chemistry from Fairleigh Dickinson University and has been awarded 21 patents along with having multiple patents pending in fields ranging from film drug delivery to nanoparticle delivery systems.

Gary H. Slatko, M.D. | Senior Vice President – Chief Medical Officer

Dr. Slatko has served as our Senior Vice President – Chief Medical Officer since January 2019. From 2012-2018, Dr. Slatko served as Office Director/Associate Director of the Office of Medication Error Prevention and Risk Management, CDER at the FDA. Prior to that, Dr. Slatko served as Chief Medical Officer at ParagonRx, an inVentiv Health company, from 2001 to 2012. Dr. Slatko previously served in senior management roles at GSK, AstraZeneca and DuPont-Merck Pharma. Dr. Slatko received his B.A. in Chemistry and Psychology from Emory University, his M.B.A. from West Chester University of Pennsylvania, and his M.D. from the University of Miami Leonard M. Miller School of Medicine. He completed an Internal Medicine residency program at the University of Pittsburgh School of Medicine and is Board Certified.

Theresa Wood | Senior Vice President – Human Resources and Organizational Development

Ms. Wood has served as the head of our human resources function since September 2006. Prior to joining our team, Ms. Wood was the Director, Human Resources, for the Hewlett Packard Financial Services Americas division from 1999 to 2006. From 1995 to 1998, Ms. Wood provided consulting services to several companies in the Financial Services, Healthcare and Consumer Goods market. Prior to that, Ms. Wood spent seven years with Sea-Land Service Corp. Ms. Wood received her B.S. in Management Science and Marketing from Kean University.

21

EXECUTIVE COMPENSATION

Narrative Discussion of Summary Compensation Table

We are currently an “emerging growth company” and also qualify as a “smaller reporting company” under SEC rules. The following section describes the compensation we paid to our named executive officers (“NEOs”) for our fiscal year ended December 31, 2018. Our NEOs for 2018, which consist of our Chief Executive Officer, Chief Financial Officer, Chief Strategy and Development Officer, and Chief Innovation and Technology Officer, are:

Name:	Title:
Keith J. Kendall	Chief Executive Officer (CEO)
John T. Maxwell	Chief Financial Officer (CFO)
Daniel Barber	Chief Strategy and Development Officer (CSDO)
A. Mark Schobel	Chief Innovation and Technology Officer (CITO)

Compensation Philosophy and Process

Aquestive operates in a highly competitive and continually changing market. Attracting, developing and retaining qualified executives who increase stockholder value by achieving our financial and strategic growth plans and objectives remain key to our success. Our goal is to provide compensation that emphasizes pay-for-performance, rewarding those who achieve or exceed their goals, and to drive strong results for our stockholders through the use of both short-term and long-term incentive programs.

Our compensation program is designed to:

•	Attract, retain and motivate superior executive talent
•	Provide incentives that award the achievement of performance goals that directly correlate to the enhancement of stockholder value, as well as to facilitate executive retention
•	Align executive interests with those of stockholders through short-term and long-term incentives linked to performance

Role of the Compensation Committee. Pursuant to its charter, our Compensation Committee is charged with determining and approving the compensation and benefits of each executive officer, including our NEOs, on an annual basis, with the goal of ensuring that our compensation program and total compensation paid to our NEOs and other executives is in line with our compensation philosophy. In determining compensation for our executive officers, the Compensation Committee considers compensation for comparable positions in the market and the historical compensation levels of our executives, each NEO’s performance as compared to our expectations and objectives, and our desire to motivate our executives to achieve short-and long-term results that are consistent with our business strategies and objectives.

As part of its review, the Compensation Committee works with its independent compensation consultant, Radford, an Aon Hewitt company (“Radford”), as well as management, to ensure the compensation program aligns with market practice and Company strategy and has a balanced design that will achieve Aquestive’s desired objectives. Based on the Committee’s review, as well as input and recommendations received from Radford, the Compensation Committee is responsible for approving the compensation of each NEO.

22

Prior to and following the initial public offering, our Compensation Committee members consisted of Mr. Bratton, Mr. Cochran, Mr. Costa and Ms. Lurker. In connection with the initial public offering, Mr. Bratton stepped down as the Chair of the Compensation Committee, and Mr. Costa assumed this role. Each member of the Compensation Committee has been determined to meet the applicable independence standards of both NASDAQ and the SEC. Mr. Bratton and Mr. Cochran also bring the added perspective of representing the views of a significant stockholder with respect to our executive compensation program.

Role of Independent Compensation Consultant. In 2018, prior to our initial public offering, our Compensation Committee engaged Radford as its independent compensation consultant to provide the Committee with guidance in connection with developing and implementing Aquestive’s executive compensation program following the initial public offering.

In its role, Radford regularly attends meetings of the Compensation Committee to advise on compensation matters. Radford provides the Compensation Committee with information and advice on the design, structure and level of executive compensation, external market factors and evolving compensation trends.

Our Compensation Committee is directly responsible for the engagement and oversight of Radford. While Radford works with our management on various matters for which the Compensation Committee is responsible, our management does not direct or oversee the retention of Radford.

Role of Management. Management regularly assists the Compensation Committee by preparing information and materials for matters under consideration by the Committee. The CEO and our Senior Vice President, Human Resources are also asked to regularly attend Compensation Committee meetings to participate in discussions and provide information regarding executive performance and compensation matters. In addition, as part of its review process, the Compensation Committee meets with the CEO to discuss his recommendations regarding the compensation of each NEO (other than himself).

Annual Base Salary

Our Compensation Committee uses base salaries to recognize the experience, skills, knowledge and responsibilities required of our executive officers. The base salaries for our executive officers prior to the initial public offering were initially established through arms’-length negotiations at the time of hiring, and thereafter were periodically reviewed for possible increase, in each case taking into account the executive officer’s qualifications, experience, scope of responsibilities and competitive market compensation paid by other companies for similar positions within the industry. The chart below reflects the annual base salary rates that were in effect during 2018 prior to our initial public offering and the new base salary rates approved by our Compensation Committee for each NEO. The post-initial public offering base salary rates are based upon the recommendations and competitive analysis provided by Radford and are generally consistent with the market 50th percentile, although compensation for individual NEOs may be above or below the median based on experience, scope of position and individual performance. Base salaries will be reviewed by the Compensation Committee for possible increase based on performance and other factors.

23

	Pre-IPO Base Salary		Post-IPO Base Salary
Keith J. Kendall	$500,000	*	$500,000
John T. Maxwell	$350,000		$375,000
Daniel Barber	$320,000		$340,000
A. Mark Schobel	$350,000		$350,000

*	Mr. Kendall’s base salary rate was increased from $400,000 to $500,000 on June 30, 2018.

Annual Incentive Compensation

We have an annual goal-setting and review process for our executive officers that is the basis for determining potential annual bonuses for our NEOs. Our Compensation Committee sets our annual financial objectives for the year as well as strategic and operational goals which are aligned with our strategic plan and operating budget approved by the Board.

Our employment agreements with our executive officers provide that they will be eligible for annual performance-based bonuses based on achievement of the financial, strategic and operational objectives established by the Compensation Committee. Pursuant to the terms of their employment agreements, the target bonus opportunities for our NEOs expressed as a percentage of annual base salary are: Mr. Kendall, 75%; Mr. Maxwell, 50%; Mr. Barber, 50%; and Mr. Schobel, 75%. Mr. Barber’s target bonus opportunity was increased from 35% in connection with the initial public offering to reflect his increased responsibility as Chief Strategy and Development Officer and market compensation data. Each NEO’s annual bonus is capped at a maximum of 200% of his target bonus opportunity.

We exceeded our financial metrics for 2018. The Compensation Committee assessed Company performance with respect to each of the strategic and operational metrics and determined achievement against those metrics. The Compensation Committee determined to award the bonus amounts to our NEOs for 2018 set forth in the Summary Compensation Table below.

Equity-Based Incentive Awards

Our equity-based awards are designed to provide our NEOs with a strong link to our long-term performance, create an ownership culture and help align the interests of our executive officers and our stockholders. Prior to the closing of our initial public offering, we adopted our 2018 Equity Incentive Plan, and following the closing of our initial public offering, we granted all equity awards pursuant to this plan.

2018 Long-Term Incentive Awards. In July 2018, in connection with the completion of our initial public offering, certain of our executive officers, including Mr. Maxwell and Mr. Barber, were awarded a stock option grant in recognition of the substantial time and effort required to complete the initial public offering and to provide them with market competitive long-term incentive awards as executives of a new public company. The grant date value of these option awards was as follows: Mr. Maxwell, $382,051 and Mr. Barber, $1,020,780, as reported in the Summary Compensation Table below. The Compensation Committee determined to award long-term incentive awards in the form of stock options to demonstrate the Company’s pay-for-performance philosophy. Stock options are designed to motivate our NEOs to increase stockholder value as the NEO will only realize value if our stock price increases above the exercise price, which is equal to the offering price of our common stock in the initial public offering. In addition, these stock options are subject to time-based vesting restrictions requiring our NEOs to remain in our employment during the vesting period, thereby promoting retention of our senior management team.

24

In addition, pursuant to their employment agreements, Mr. Kendall and Mr. Schobel each received stock options covering a number of shares equal to the difference between 5% of the total number of shares of our common stock outstanding following the initial public offering, less the aggregate number of any shares of non-voting common stock and shares covered by stock options that he held immediately prior to the initial public offering, such that the total number of all of the shares of common stock and shares underlying stock options held by such executives immediately following the initial public offering represented 5% of our shares of common stock on a fully diluted basis. In addition, under the terms of their employment agreements, upon the completion of the initial public offering, Mr. Kendall and Mr. Schobel each received a grant of restricted stock units (“RSUs”) equal to 0.47% of our total common stock outstanding following the initial public offering on a fully diluted basis pursuant to the terms of his employment agreement.

In April 2018, prior to our initial public offering, certain of our executive officers, including Mr. Barber, were awarded stock option grants in recognition of their efforts to prepare the Company for its initial public offering. Mr. Barber received a stock option award with a grant date fair value of $34,577, which is reported in the Summary Compensation Table below.

PUP Plans

Prior to our initial public offering, we maintained Performance Unit Plans (“PUP Plans”) in which our then executive officers participated. These performance unit awards generally vested over three years subject to the executive’s continued employment with the Company. In connection with our initial public offering, in April 2018, the Board authorized the termination and liquidation of the PUP Plans. Upon the termination of the PUP Plans, any then unvested performance units became vested and each award holder received shares of our non-voting common stock equal to the number of units held without regard to the base value, plus an additional payment intended to compensate the grantee for taxes owed with respect to the shares of non-voting common stock received upon such termination. These non-voting shares automatically became voting common stock at the time of the initial public offering.

The following table shows the number of performance units held by our NEOs prior to the termination and liquidation of the PUP Plans, the number of shares of non-voting common stock, and the number of voting common shares received at the time of the initial public offering plus additional payments for withholding taxes received by the NEO as a result of the termination and liquidation of the PUP Plans:

NEO	Number of PUP Plan Awards held at December 31, 2017	Number of Shares of Non-Voting Common Stock Issued on Termination of PUP Plans	Number of Shares of Voting Common Stock Received at IPO(1)	Additional Payment Amount
Keith J. Kendall	12,338,408	12,338,408	1,000,000	$2,199,882
John T. Maxwell	1,710,274	1,710,274	138,614	$303,824
Dan Barber	1,221,000	1,221,000	98,959	$216,908
A. Mark Schobel	12,338,408	12,338,408	1,000,000	$2,199,882

(1)	Adjusted to reflect a 1-for-12.34 shares reverse stock split effective July 16, 2018.

25

Perquisites, Health, Welfare and Retirement Benefits

All of our current NEOs are eligible to participate in our employee benefit plans, including our medical, dental and vision insurance plans, in each case on the same basis as all of our other employees. We also provide enhanced life insurance and disability benefits to our executive officers.

We maintain a 401(k) retirement savings plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees may defer eligible compensation on a pre-tax basis, up to the statutorily prescribed annual limits on contributions under the Code. The 401(k) plan provides us with the discretion to match employee contributions.  During 2018, we made 100% matching contributions on up to 6% of an employee’s eligible compensation deferred, subject to IRS limitations. These matching contributions vest in 20% increments and vest in full after an employee has attained five years of service.

We do not maintain any nonqualified deferred compensation plans at this time. We also do not maintain, and do not plan to establish, any defined benefit pension plan.

26

Summary Compensation Table

The following table provides information regarding the compensation provided to our NEOs during the fiscal year ended December 31, 2018:

					Stock	Option	Non-Equity Incentive Plan	All Other
Name & Principal		Salary	Bonus		Awards	Awards	Compensation	Compensation	Total
Position	Year	($)(1)	($)		($)(2)	($)(2)	($)(3)	($)(4)	($)
Keith J. Kendall	2018	450,000	—		1,792,029	2,858,056	500,000	2,410,502	8,010,587
Chief Executive Officer	2017	400,000	—		1,178,666	—	525,000	24,769	2,128,435
John T. Maxwell	2018	360,577	—		—	382,051	278,964	866,774	1,888,366
Chief Financial Officer	2017	350,000	70,000	(5)	874,335	—	306,250	19,615	1,620,200
Daniel Barber	2018	319,231	—		—	1,055,357	234,872	497,934	2,107,394
Chief Strategy and Development Officer	2017	300,000	—		378,652	—	201,390	18,858	898,901
A. Mark Schobel	2018	350,000	—		1,792,029	2,858,056	291,291	2,284,286	7,575,662
Chief Innovation and Technology Officer	2017	350,000	—		56,115	—	367,500	21,590	795,2055

(1)	Represents base salary paid for 2018 and for 2017, respectively.

(2)	For 2018, represents the aggregate grant date fair value of equity awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”). A discussion of the assumptions used in calculating the fair value of such awards may be found in Note 15 to our 2018 audited financial statements included in our Annual Report on Form 10-K filed with the SEC on March 14, 2019.

For 2017, this column reflects the aggregate grant date fair value of the awards granted under the PUP Plans during 2017 assuming that, at the time of grant, the contingency of events to occur in order to settle awards granted under the PUP Plans were deemed to be probable to occur. However, because of the general uncertainty surrounding the contingency of the events that must occur in order for PUP Plan awards to be settled at the time of their grant, no compensation expense was recorded in our audited financial statements in 2017 as it was not probable at the time of grant that the performance requirements would be met. The assumptions used in calculating the grant date fair value of these awards are set forth in Note 18 to our audited consolidated financial statements included in our Registration Statement on Form S-1, which was declared effective on July 24, 2018.

(3)	Represents annual incentive compensation for 2018 and 2017, paid in the first quarter of the following year.

(4)	For 2018, this column includes the following:

	Mr. Kendall	Mr. Maxwell	Mr. Barber	Mr. Schobel
	($)	($)	($)	($)
401(k) company match	16,500	16,500	16,500	16,500
Disability insurance premiums	8,569	4,614	2,734	5,390
Life insurance premiums	4,290	4,014	2,628	4,007
PUP acceleration	181,261	537,822	259,164	58,507
PUP tax payments	2,199,882	303,824	216,908	2,199,882
Total	2,410,502	866,774	497,934	2,284,286

Amounts for PUP acceleration reflect the number of performance units accelerated times $3.88 per share. We determined the compensation expense associated with the termination of the PUP Plans and the issuance of shares of non-voting common stock by engaging a valuation consultant to prepare an estimate of our enterprise value and the fair value of each series of our capital stock and equity instruments as of the date of termination. Such valuation yielded value of $3.88 per share of non-voting common stock after considering the nature of these shares and the enterprise value of the business. The valuation utilized for this purpose was developed in accordance with the guidance provided by the American Institute of Certified Public Accountants Practice Guide, Valuation of Privately-Held-Company Equity Securities Issued as Compensation.

PUP tax payments reflect tax payments including gross-up related to the Company’s termination and liquidation of the PUP Plans and the issuance of non-voting shares of common stock. See “Narrative Discussion of the Summary Compensation Table – PUP Plans.”

(5)	Represents Mr. Maxwell’s sign-on bonus paid upon commencement of his employment on January 9, 2017 pursuant to the terms of his employment agreement.

27

Outstanding Equity Awards at Fiscal Year End Table

The following table sets forth certain information regarding equity awards granted to our NEOs that remain outstanding as of December 31, 2018:

	Option Awards					Stock Awards
										Equity
										Incentive
									Equity	Plan
									Incentive	Awards:
								Market	Plan	Market
								Value	Awards:	Value of
						Number of		of Shares	Number of	Unearned
						Shares or		or Units	Unearned	Shares,
	Number of Securities					Units of		of Stock	Shares	or Units
	Underlying Unexercised			Option		Stock That		That Have	That	That
	Options			Exercise	Option	Have Not		Not	Have Not	Have Not
	(#)			Price	Expiration	Vested		Vested (1)	Vested	Vested
Name	Exercisable	Unexercisable		($)	Date	(#)		($)	(#)	($)
Mr. Kendall	33,355	206,810	(2)	15.00	7/24/2028	87,432	(3)	550,822	—	—
	3,112	24,931	(4)	16.46	8/15/2028	1,978	(5)	12,461	—	—
Mr. Maxwell	—	36,120	(6)	15.00	7/24/2028	—		—	—	—
Mr. Barber	—	25,997	(7)	6.54	4/18/2028	—		—	—	—
		96,507	(6)	15.00	7/24/2028	—		—	—	—
Mr. Schobel	33,355	206,810	(2)	15.00	7/24/2028	87,432	(3)	550,822	—	—
	3,112	24,931	(4)	16.46	8/15/2028	1,978	(5)	12,461	—	—

(1)	Calculated using closing price of our common stock on Nasdaq on December 31, 2018 of $6.30.
(2)	Options granted on July 24, 2018. These options vest in 36 equal monthly installments beginning on August 31, 2018.
(3)	RSUs granted on July 24, 2018. These RSUs vest in 8 equal quarterly installments beginning on August 31, 2018.
(4)	Options granted on August 15, 2018. These options vest in 36 equal monthly installments beginning on September 30, 2018.
(5)	RSUs granted on August 15, 2018. These RSUs vest in 8 equal quarterly installments beginning on September 30, 2018.
(6)	This option was granted on July 24, 2018 and vests as follows: 25% on each of the first and second anniversaries of the grant date and 50% on the third anniversary of the grant date.
(7)	This option was granted on April 18, 2018 and vests as follows: 25% on the first and second anniversaries of the grant date and 50% on the third anniversary of the grant date.

28

Employment Agreements with our Named Executive Officers

In June and July 2018, we entered into amended and restated employment agreements with each of Mr. Kendall, our Chief Executive Officer, Mr. Schobel, our Chief Innovation and Technology Officer, and Mr. Maxwell, our Chief Financial Officer and an employment agreement with Mr. Barber, our Chief Strategy and Development Officer. These agreements set forth the initial terms and conditions of each executive’s employment with us, including base salary, target annual bonus opportunity and standard employee benefit plan participation. These employment agreements provide for “at will” employment. The material terms of these employment agreements with our NEOs are described below and are qualified in all respects by the full terms of such agreements.

Glossary of Terms. The following terms referred to in the narrative below are generally defined in each NEO’s employment agreement as follows:

•	“Cause” means generally conviction or plea of nolo contendere to a felony; commission of fraud or material act of dishonesty with respect to the Company or its employees, customers or affiliates; failure to carry out material responsibilities of employment; material misconduct or similar behavior; a material violation of Company policy; or material breach of the executive’s obligations under his employment agreement.

•	“Change in Control” means generally any person or group becomes the beneficial owner of 40% or more of the Company’s outstanding voting securities; completion of a merger, consolidation or reorganization of the Company unless the stockholders before such transaction own at least a majority of the outstanding voting securities of the outstanding securities or fair market value of the successor company; or a sale, transfer, liquidation or other disposition of all or substantially all of the Company’s assets.

•	“Change in Control Period” means generally, for Mr. Kendall and Mr. Schobel, the period beginning 180 days before and ending 24 months following the effective date of a Change in Control, and for Mr. Maxwell and Mr. Barber, the period beginning 180 days before and ending 12 months following the effective date of a Change in Control.

•	“Good Reason” means generally a material diminution in the executive’s position or duties; a material breach by the Company of the executive’s employment agreement, including any reduction of base salary or target bonus percentage; or relocation of more than 50 miles from the Company’s headquarters.

•	“Permanent Disability” means generally the executive’s inability to perform the essential functions of his job with or without reasonable accommodation for a period of 150 consecutive days or an aggregate of 180 days in any 12 month period due to illness, accident or other physical or mental incapacity, as determined by a duly licensed physician.

•	“Severance Period” means generally, for Mr. Kendall and Mr. Schobel, 18 months following termination of employment (or until the end of the initial employment term, if longer), and for Mr. Maxwell and Mr. Barber, 12 months following termination of employment.

29

Terms of Employment

Keith J. Kendall. The initial term of Mr. Kendall’s employment agreement is for three years ending June 30, 2021, and thereafter his employment term renews annually, unless either party gives written notice of non-renewal at least 90 days prior to the end of the then-current term. Non-renewal of his employment agreement by the Company would constitute a termination without Cause. Mr. Kendall’s initial base salary is $500,000, subject to annual review for possible increase. Mr. Kendall’s target award opportunity under any annual incentive program that may be established by the Compensation Committee is equal to 75% of his base salary, and he is eligible to participate in our incentive plans and benefit plans as may be established or in effect from time to time.

Prior to the initial public offering, in April 2018 Mr. Kendall was issued shares of our non-voting common stock in connection with the termination of our PUP Plans equal to 5% of the issued and outstanding capital securities of the Company at the time of issue, and under the terms of his employment agreement, each share of non-voting common stock automatically became one share of voting common stock upon completion of the initial public offering. Under his employment agreement, Mr. Kendall also received stock options covering a number of shares equal to the difference between 5% of the total number of shares of our common stock outstanding following the initial public offering on a fully diluted basis, less the aggregate number of any shares of non-voting common stock and shares covered by stock options that he held immediately prior to the initial public offering, such that the total number of all of the shares of common stock and shares underlying stock options held by Mr. Kendall immediately following the initial public offering represented 5% of our shares of common stock on a fully diluted basis. In addition, upon the completion of the initial public offering, Mr. Kendall received a grant of RSUs equal to 0.47% of our total common stock outstanding following the initial public offering on a fully diluted basis, or 116,576 RSUs. The stock options vest in 36 equal monthly installments and the RSUs vest in eight equal quarterly installments, subject to accelerated vesting if his employment terminates for any reason other than a termination by the Company for Cause or a resignation by Mr. Kendall without Good Reason.

John T. Maxwell. The term of Mr. Maxwell’s employment agreement commenced on June 26, 2018 and will continue until terminated in accordance with its terms. Mr. Maxwell’s initial base salary was $350,000, which was increased pursuant to the terms of his agreement to $375,000 following completion of the initial public offering, subject to annual review for possible increase. Mr. Maxwell’s target award opportunity under any annual incentive program that may be established by the Compensation Committee is equal to 50% of his base salary, and he is eligible to participate in our incentive plans and benefit plans as may be established or in effect from time to time. Prior to the initial public offering, in April 2018, Mr. Maxwell had been issued shares of our non-voting common stock in connection with the termination of our PUP Plans equal to 0.66% of the issued and outstanding capital securities of the Company at the time of issue, and under the terms of his agreement, each share of non-voting common stock automatically became one share of voting common stock upon completion of the initial public offering. Mr. Maxwell was also granted registration rights with respect to the shares of common stock he received at the time of the initial public offering in exchange for his non-voting common stock.

Daniel Barber. The term of Mr. Barber’s employment agreement commenced on June 26, 2018 and will continue until terminated in accordance with its terms. Mr. Barber’s initial base salary was $325,000, which was increased pursuant to the terms of his agreement, to $350,000 following completion of the initial public offering, subject to annual review for possible increase. For purposes of any annual incentive program established by the Compensation Committee, Mr. Barber’s initial target award opportunity was equal to 35% of his base salary, but pursuant to the terms of his agreement, was increased to 50% of his base salary for any annual incentive programs after completion of the initial public offering. Mr. Barber is eligible to participate in our incentive plans and benefit plans as may be established or in effect from time to time. Prior to the initial public offering, in April 2018, Mr. Barber had been awarded shares of our non-voting common stock in connection with the termination of our PUP Plans equal to 0.24% of the issued and outstanding capital securities of the Company at the time of issue, and under the terms of his agreement, each share of non-voting common stock automatically became one share of voting common stock upon completion of the initial public offering. Mr. Barber was also granted registration rights with respect to the shares of common stock he received at the time of the initial public offering in exchange for his non-voting common stock.

30

A. Mark Schobel. The initial term of Mr. Schobel’s employment agreement commenced on July 9, 2018 and will end on December 31, 2020, and thereafter his employment term renews annually, unless either party gives notice of non-renewal at least 90 days prior to the end of the then-current term. Mr. Schobel’s initial base salary is $350,000, subject to annual review for possible increase. Mr. Schobel’s target award opportunity under any annual incentive program that may be established by the Compensation Committee is equal to 75% of his base salary, and he is eligible to participate in our incentive plans and benefit plans as may be established or in effect from time to time.

Prior to the initial public offering, in April 2018, Mr. Schobel was issued shares of our non-voting common stock in connection with the termination of our PUP Plans equal to 5% of the issued and outstanding capital securities of the Company at the time of issue, and under the terms of his employment agreement, each share of non-voting common stock automatically became one share of voting common stock upon completion of the initial public offering. Under his employment agreement, Mr. Schobel also received stock options covering a number of shares equal to the difference between 5% of the total number of shares of our common stock outstanding following the initial public offering on a fully diluted basis, less the aggregate number of any shares of non-voting common stock and shares covered by stock options that he held immediately prior to the initial public offering, such that the total number of all of the shares of common stock and shares underlying stock options held by Mr. Schobel immediately following the initial public offering represented 5% of our shares of common stock on a fully diluted basis. In addition, upon the completion of the initial public offering, Mr. Schobel received a grant of RSUs equal to 0.47% of our total common stock outstanding following the initial public offering on a fully diluted basis, or 116,576 RSUs. The stock options vest in 36 equal monthly installments and the RSUs vest in eight equal quarterly installments, subject to accelerated vesting if his employment terminates for any reason other than a termination by the Company for Cause or a resignation by Mr. Schobel without Good Reason.

Severance Arrangements

Each of the employment agreements of our NEOs contains provisions providing for payments and benefits in the event of certain termination events, including employment termination in connection with a Change in Control. The material terms of our NEOs’ severance protection are summarized below.

For Cause Termination or Voluntary Resignation. In the event an NEO’s employment is terminated by the Company for Cause, or if an NEO voluntarily resigns from employment without Good Reason, he will be entitled to receive salary that had accrued but had remained unpaid through the date of termination, any unpaid annual bonus earned with respect to the year prior to such termination of employment and any benefits under any plans in which the NEO participates consistent with his rights under such plans (“Accrued Payments”).

Death or Permanent Disability. In the event that an NEO’s employment is terminated by reason of death or Permanent Disability, in addition to the Accrued Payments, he will be entitled to:

•	any accrued and unused vacation pay for the year in which employment terminates;

31

•	a pro-rata portion of the NEO’s target annual bonus for the year in which employment terminates, pro-rated for the number of days the NEO was employed during the year prior to termination;

•	accelerated vesting of outstanding equity awards subject to time-based vesting as if the NEO had continued being employed through the end of the year in which employment terminates, or, in the case of awards subject to “cliff vesting,” pro-rata accelerated vesting based on the percentage of the vesting period that had elapsed as of the termination date (and stock options and stock appreciation rights will remain exercisable for one year following termination, subject to any earlier expiration date); and

•	pro-rata accelerated vesting of outstanding equity awards subject to performance-based vesting conditions for which the performance period ends at or after the time of termination, with performance goals assumed to have been achieved at target and with pro-ration based on the percentage of the performance period that had elapsed as of the termination date.

Termination Without Cause or for Good Reason – Unrelated to a Change in Control. In the event that an NEO’s employment is terminated by us without Cause or the NEO terminates his employment for Good Reason (other than in connection with a Change in Control, as described below), in addition to the Accrued Payments, the NEO will be entitled to receive, subject to the delivery of a fully effective release of claims and continued compliance with restrictive covenant obligations, the following payments and benefits (these payments and benefits are in lieu of, not in addition to, the severance payments and benefits described above for a termination without Cause or for Good Reason outside of the Change in Control Period):

•	any accrued and unused vacation pay for the year in which his employment terminated;

•	a pro-rata portion of the NEO’s target annual bonus for the year in which employment terminates, pro-rated for the number of days the NEO was employed during the year prior to termination;

•	monthly payments during the NEO’s Severance Period, with each monthly payment equal to 1/12 of the sum of his annual base salary and target annual bonus;

•	continuing coverage during the NEO’s Severance Period under our group health and life insurance plans in which the NEO was a participant prior to termination; and

•	immediate vesting of all unvested equity awards (and stock options and stock appreciation rights will remain exercisable for one year following termination, subject to any earlier expiration date), with performance conditions deemed achieved at target for unvested performance-based equity awards.

Termination Without Cause or For Good Reason – During the Change in Control Period. If an NEO’s employment is terminated by us without Cause or the NEO terminates his employment for Good Reason, in each case, during the Change in Control Period, then subject to the delivery of a fully effective release of claims and continued compliance with respective restrictive covenant obligations, the NEO will be entitled to receive the following payments and benefits:

•	any accrued and unused vacation pay for the year in which his employment terminated;

•	a pro-rata portion of his target annual bonus for the year in which his employment terminated, pro-rated for the number of days the NEO was employed during the year prior to termination;

32

•	an immediate lump sum cash payment of an amount equal to, for Mr. Kendall, 2.75 times the sum of his base salary and target annual bonus, for Mr. Schobel, 3.0 times the sum of his base salary and target annual bonus, and for Mr. Maxwell and Mr. Barber, 1.0 times the sum of his base salary and target annual bonus;

•	continuing coverage under our group health and life insurance plans in which the NEO was a participant, for Mr. Kendall, for 33 months following termination of employment, for Mr. Schobel, for 36 months following termination of employment, and for Mr. Maxwell and Mr. Barber, for 12 months following termination of employment; and

•	immediate vesting of all unvested equity awards (and stock options and stock appreciation rights will remain exercisable for one year following termination, subject to any earlier expiration date), with performance conditions deemed achieved at target for unvested performance-based equity awards.

In the event that these employment termination payments and benefits in connection with a Change in Control would subject Mr. Kendall or Mr. Schobel to the excise tax imposed by Section 4999 of the Code, each would be entitled to an additional payment such that, after the payment of taxes, he will be in the same position as he would have been had he not been required to pay such excise taxes. The employment agreements of Mr. Kendall and Mr. Schobel each provide that, prior to the third anniversary of the agreement, the executive agrees to discuss a provision to replace this tax gross-up provision on terms and conditions mutually acceptable to the Board and the executive which discussion will take into account then current public market conditions.

In the event that these termination payments and benefits in connection with a Change in Control would subject Mr. Maxwell or Mr. Barber to the Code Section 4999 excise tax, each NEO would be entitled to the greater after-tax benefit of either (i) the full Change in Control payment and benefits minus any 280G excise tax, the payment of which would be the NEO’s responsibility, or (ii) the NEO’s Change in Control payment and benefits cut back to the amount that would not trigger the excise tax.

For each of our NEOs, in the event that the continued coverage under our health plans triggers taxable income to the NEO, the NEO would also receive an additional cash payment such that each NEO would receive the same net after-tax benefits that the NEO would have received under such plans had the NEO continued to be employed and receive such plan benefits.

Each NEO’s employment agreement also provides that each NEO agrees to grant us certain intellectual property rights and includes additional provisions that require the NEO to refrain from competing with our business, soliciting or interfering with our suppliers, customers, prospective customers and other business relationships, and from soliciting, hiring or otherwise interfering with our relationship with any person employed or previously employed by us, with the duration of such restrictions to last during the NEO’s employment and for his respective Severance Period as defined above.

33

Equity Compensation Plan Information

The following table provides information regarding our equity compensation plan as of December 31, 2018.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(3)
	(a)		(b)	(c)
Equity compensation plans approved by security holders	1,157,601	(1)	$15.41	3,132,795
Equity compensation plans not approved by security holders	81,068		$6.54	0
Total	1,238,669		$14.72	3,132,795

(1)	Includes 205,177 RSUs and 952,424 stock options outstanding under our 2018 Equity Incentive Plan as of December 31, 2018.
(2)	Reflects the weighted average exercise price of outstanding stock options reported in column (a). No exercise price is attributable to outstanding RSUs.
(3)	Includes 2,882,795 shares remaining available for issuance under our 2018 Equity Incentive Plan and 250,000 shares remaining available for issuance under our Employee Stock Purchase Plan as of December 31, 2018. The 2018 Equity Incentive Plan and Employee Stock Purchase Plan each have an evergreen provision whereby, unless the Board determines otherwise, the share reserve is increased automatically by a specified percentage or number of shares on January 1 of each year. The Board determined that the share reserves under these plans would not be increased pursuant to the evergreen provision for 2019.

34

AUDIT COMMITTEE REPORT

The responsibilities of the Audit Committee are discussed under “Corporate Governance” in the “Board Committees” section under “Audit Committee.” The Audit Committee has reviewed our audited consolidated financial statements for the year ended December 31, 2018 and has discussed these statements with management and KPMG LLP, or KPMG, the Company's independent registered public accounting firm. Aquestive management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. The independent registered public accounting firm audits the annual consolidated financial statements prepared by management, expresses an opinion as to whether those consolidated financial statements present fairly the consolidated financial position, results of operations and cash flows of Aquestive in conformity with U.S. generally accepted accounting principles and discusses any issues they believe should be raised with us. The Audit Committee is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls.

The Audit Committee also received from, and discussed with, KPMG the written disclosures and other communications that the Company’s independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Statement on Auditing Standards No. 1301, as amended (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T.

KPMG also provided the Audit Committee with the written disclosures and the letter required by the PCAOB requiring independent registered public accounting firms to annually disclose in writing all relationships that, in their professional opinion, may reasonably be thought to bear on independence, to confirm their perceived independence and to engage in a discussion of independence. The Audit Committee has reviewed this disclosure and has discussed with KPMG their independence from Aquestive.

Based on its discussions with management and our independent registered public accounting firm as outlined above, and its review of the representations and information provided by management and our independent registered public accounting firm, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Aquestive Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the Securities and Exchange Commission.

Respectfully submitted by the Audit Committee,

James S. Scibetta, Chair
Gregory Brown, M.D.
Nancy S. Lurker

The report of the Audit Committee is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended.

35

PROPOSAL NO. 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

We are asking our stockholders to ratify the Audit Committee’s selection of KPMG LLP, or KPMG, as our independent registered public accounting firm for the fiscal year ending December 31, 2019. KPMG has served as our independent registered public accounting firm since 2006.

The Audit Committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm's performance.

Although stockholder ratification is not required by our bylaws or otherwise, the Board believes it is advisable to provide stockholders an opportunity to ratify this selection and is submitting the selection of KPMG to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm, but is not required to do so. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of Aquestive and its stockholders.

We expect that a representative of KPMG will attend the 2019 Annual Meeting and will have an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions from stockholders.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee pre-approves all auditing services, internal control related services and permitted non-audit services to be performed by KPMG, subject to the de minimis exception for non-audit services that are approved by the Audit Committee prior to the completion of an audit. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee consistent with applicable law and listing standards, provided that the decisions of such Audit Committee member or members must be presented to the full Audit Committee at its next scheduled meeting.

Principal Accountant Fees and Services

We regularly review the services and fees of our independent accountants. These services and fees are also reviewed by the Audit Committee on an annual basis. The aggregate fees billed for the fiscal years ended December 31, 2018 and 2017 for each of the following categories of services are as follows:

Fee Category	2018	2017
Audit Fees	$450,000	$930,000
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Total Fees	$450,000	$930,000

Audit Fees. Consist of aggregate fees for professional services provided in connection with the annual audit of our consolidated financial statements, the review of our quarterly condensed consolidated financial statements, review of registration statements on Form S-1 and S-8, consultations on accounting matters directly related to the audit, and comfort letters, consents and assistance with and review of documents filed with the SEC.

36

Audit-Related Fees. Consist of aggregate fees for accounting consultations and other services that were reasonably related to the performance of audits or reviews of our consolidated financial statements and were not reported above under “Audit Fees.”

Tax Fees. Consist of aggregate fees for tax compliance, tax advice and tax planning services including the review and preparation of our federal and state income tax returns.

All Other Fees. Consist of aggregate fees billed for products and services provided by the independent registered public accounting firm other than those fees disclosed above.

The Audit Committee pre-approved all services reflected in the above table performed since the pre-approval policy was adopted.

The vote of the holders of a majority of the votes cast by the holders of shares present in person or represented by proxy at the 2019 Annual Meeting and entitled to vote is required to ratify the selection of our independent registered public accounting firm. Abstentions will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the election.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

(PROPOSAL NO. 2 ON YOUR PROXY CARD)

37

PROPOSAL NO. 3: APPROVAL OF THE AQUESTIVE THERAPEUTICS, INC. EMPLOYEE STOCK PURCHASE PLAN

Overview

We are seeking your vote to approve the Aquestive Therapeutics, Inc. Employee Stock Purchase Plan. In June 2018, the Board initially approved and adopted the Employee Stock Purchase Plan, and in January 2019, the Board adopted certain modifications to the plan (as amended, the “ESPP”), subject to approval by the stockholders at our 2019 Annual Meeting of Stockholders. The purpose of the ESPP is to enable eligible employees of Aquestive to purchase shares of our common stock and to increase their ownership interest in the Company.

The ESPP includes two components. The first component, which we refer to as the 423 component, is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code, and generally covers our U.S. employees. The second component, which we refer to as the non-423 component, is not intended to qualify under Section 423 of the Code, and generally covers certain of our non-U.S. employees, if any. Eligible employees subject to the non-423 component will be granted rights to purchase Company stock even though the non-423 component of the ESPP does not meet the requirements of Section 423 of the Code. The Company does not currently have any non-U.S. employees.

In order for the 423 component to qualify for favorable tax treatment under Section 423 of the Code, the ESPP must be approved by the stockholders at the Company’s 2019 Annual Meeting of Stockholders.

Summary of the ESPP

The following is a summary of the material terms of the ESPP and does not describe all ESPP terms. This summary is qualified in all respects by the full text of the ESPP, which is included as Appendix A to this Proxy Statement.

Administration. The ESPP will be administered by the Compensation Committee of the Board of Directors (“Committee”). The Committee may delegate some or all of its authority with respect to the ESPP to any executive officer of the Company or any other person or persons designated by the Committee, in each case, acting individually or as a committee.

Eligibility. The ESPP permits full-time and part-time employees of the Company to acquire our common stock through regular payroll deductions. Participation in the ESPP will be limited to eligible employees who satisfy the requirements set forth in the ESPP. Any employee who (i) owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, any parent or any of its subsidiaries or (ii) is a “highly compensated employee” (within the meaning of Section 414(q) of the Code) that is subject to Section 16 of the Exchange Act will not be eligible to participate in the ESPP.

As of March 15, 2019, approximately 175 employees were eligible to participate in the ESPP. On March 15, 2019, the closing market price of our common stock was $6.49.

Shares Available for Issuance Under the ESPP. The aggregate number of shares of stock available for purchase under the ESPP is 250,000, subject to an “evergreen” provision. On January 1st of each year during which the ESPP is in effect, the number of shares available for purchase under the ESPP will be increased by the lesser of (x) 1.0% of the number of shares of common stock outstanding as of the immediately preceding December 31 (calculated on a fully diluted basis), (y) 50,000 shares of common stock and (z) such lesser number of shares of common stock as the Board may determine as subject to adjustment as provided for in the ESPP.

38

Offering Periods. The ESPP provides for two “Offering Periods” during each calendar year. Generally, the Offering Periods are January 1 through June 30 and July 1 through December 31, except that the ESPP’s first Offering Period may commence on a different date determined by the Committee and, in such case, will end on the immediately following June 30 (if commenced prior to June 30) or December 31 (if commenced after June 30). Shares are purchased under the ESPP on the last day of each Offering Period.

An “Offering Period” can commence after Board approval of the ESPP but prior to stockholder approval, provided that options granted under such Offering Period will be contingent upon receipt of stockholder approval. In the event our stockholders fail to approve the ESPP, any accumulated payroll deductions will be promptly refunded without interest, and there will be no further offerings to purchase shares under the ESPP.

Purchase of Shares. The ESPP provides for the purchase of our common stock exclusively through payroll deductions at a purchase price equal to 85% of the lower of the market price at the close of the first day or the last day of the semi-annual offering period.

On the first day of each Offering Period, each eligible employee will automatically be granted an option to purchase shares of our common stock using accumulated payroll deductions. Each eligible employee may elect to participate in the ESPP by filing an enrollment form authorizing payroll deductions according to the procedures established by the Committee. Shares may be purchased under the ESPP only through payroll deductions of not more than 25% of an employee’s eligible compensation with respect to the applicable Offering Period. During an Offering Period the amount of payroll deductions may not be changed unless the employee seeks to discontinue contributions or withdraw from the ESPP, as set forth in the ESPP.

No participating employee may purchase stock under the ESPP and all other employee stock purchase plans of the Company or any parent or subsidiary at a rate that exceeds $25,000 in fair market value of the stock (determined at the time the option is granted) for each calendar year in which any option granted to the eligible employee is outstanding at any time.

Terminating Participation. An individual’s participation in the ESPP will be automatically discontinued upon the participating employee’s termination of employment with the Company or other participating company for any reason, including death, or upon the individual otherwise ceasing to be an eligible participant.  A transfer of a participating employee’s employment from one participating company to another will not be treated as a termination of employment. An individual may cease participation in the ESPP during an Offering Period by following the procedures established by the Committee for withdrawing from the ESPP.

Non-transferability. The rights of any participating employee under the ESPP are not transferable in any manner other than by beneficiary designation or the laws of descent and distribution.  If a participating employee attempts to transfer, assign or otherwise encumber any rights or interest under the ESPP, other than by beneficiary designation or the laws of descent and distribution, it will be treated as an election by the participating employee to withdraw from the ESPP.

39

Adjustment. In the event of any change in the outstanding common stock by reason of a stock dividend, split-up, recapitalization, merger, consolidation, reorganization, or other capital change, the aggregate number of shares available for purchase under the ESPP, the maximum annual increase number, the share limitation and/or the price of the shares purchasable during an Offering Period, will be appropriately adjusted.

Change in Control. In the event of a Change in Control (as defined in the ESPP), the ESPP will terminate immediately prior to the effective time of such Change in Control and shares will be purchased pursuant to the terms of the ESPP as if the Offering Period during which the Change in Control occurs was scheduled to end on the day immediately preceding the Change in Control, unless the ESPP is expressly assumed by the surviving corporation, the buyer or an affiliate of the foregoing.

Amendment; Termination. Our Board of Directors has discretion to amend, suspend or terminate the ESPP and to shorten an Offering Period (and refund employee contributions in the event of any such shortening, suspension or termination) at any time and without notice. Except as provided under the ESPP, any increase in the aggregate number of shares of stock to be issued under the ESPP (in excess of any share increase provided for under the terms of the ESPP) is subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the ESPP is subject to approval by a vote of the stockholders of the Company to the extent required by applicable law, rule or regulation, including, without limitation, Section 423 of the Code.

New Plan Benefits

Because benefits under the ESPP depend on the fair market value of our common stock at various future dates and elections made by participants, it is not possible to determine the benefits that will be received by employees if they participate in the ESPP.

Tax Consequences

The following is a summary of some of the material U.S. federal income tax consequences associated with participation in the ESPP under current federal tax laws and certain other tax considerations associated with the ESPP. The summary does not address tax rates or non-U.S., state or local tax consequences, nor does it address employment tax or other federal tax consequences except as noted. Because the following is only a summary and because federal tax laws are complex and change from time to time, each participant should consult his or her own tax advisor to review the tax consequences of participating in the ESPP under federal law. In addition, each participant should consult his or her own tax advisor regarding the tax consequences of participating in the ESPP under any state, local or other applicable laws.

The 423 component of the ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code, and therefore participants in the 423 component may be able to receive favorable tax treatment if certain conditions are satisfied. Under U.S. federal tax law, no taxable income is recognized by a U.S. participating employee with respect to either the grant of the option at the beginning of an Offering Period or the purchase of shares under the 423 Component of the ESPP. A participant who purchases shares under the 423 component of the ESPP will not be subject to U.S. federal income tax on the difference between the fair market value of the shares and the price actually paid for shares at the time shares are purchased.

40

If a U.S. participant holds shares acquired under the ESPP until the second anniversary of the first day of the Offering Period in which such shares were purchased, the employee will receive special tax treatment upon the sale of such shares. Specifically, the employee would recognize ordinary income equal to the lesser of:

•	the fair market value of the shares on the first day of the Offering Period under which the shares were purchased minus the actual price paid for the shares; and

•	the fair market value of the shares at the time the shares are sold minus the actual price paid for the shares.

Any amount recognized on the sale of shares that exceeds the amount recognized under the preceding sentence will be treated as long term capital gain to the participant. The foregoing tax consequences also apply if a participant dies while holding shares, regardless of whether the participant’s death occurs prior to the expiration of the two-year holding period.

If a U.S. participating employee sells shares purchased under the ESPP prior to the second anniversary of the first day of the Offering Period in which the shares were purchased, the participant will be treated as having ordinary income at the time of the sale in an amount equal to the fair market value of the shares on the last day of the Offering Period and the actual price paid for the shares (or the amount of the gain on the disposition, if less). Any additional appreciation or depreciation in the shares will be treated as either a short-term or long-term capital gain or loss, as applicable, depending on whether the participant held the shares for at least one year following the end of the Offering Period in which such shares were purchased.

If the 423 component does not satisfy the requirements of Section 423 of the Code, then the participant will be treated as having received ordinary income on the last day of the Offering Period in an amount equal to the excess of fair market value of the shares on the last day of the Offering Period over the purchase price for such shares. The participating employee’s holding period for the shares will begin on the last day of the Offering Period. When the participant sells the shares, the participant will have either a short-term or long-term capital gain or loss, as applicable, depending on whether the participant held the shares for at least one year following the end of the Offering Period.

At the time that a participating employee recognizes ordinary income with respect to a transaction involving shares that are issued under the ESPP, the Company or another participating company will receive a corresponding deduction.

Tax consequences for participating employees who participate in the non-423 component that reside or provide services in countries other than the U.S. will vary from country to country, and may be different from the tax consequences described above. Each participating employee that is subject to taxation outside of the U.S. should consult his or her own tax advisor regarding the tax consequences of participating in the ESPP in each jurisdiction in which such participant may be subject to tax.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AQUESTIVE THERAPEUTICS, INC. EMPLOYEE STOCK PURCHASE PLAN.

(PROPOSAL NO. 3 ON YOUR PROXY CARD)

41

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth certain information as of March 15, 2019 (unless otherwise specified), with respect to the beneficial ownership of our common stock by each person who is known to own beneficially more than 5% of the outstanding shares of common stock, each person currently serving as a director, each nominee for director, each named executive officer (as set forth in the Summary Compensation Table), and all directors and executive officers as a group.

Shares of common stock subject to options or other rights to purchase which are now exercisable or are exercisable within 60 days after March 15, 2019, are to be considered outstanding for purposes of computing the number of shares beneficially owned and the percentage ownership of the persons holding these options or other rights, but are not to be considered outstanding for the purpose of computing the number of shares beneficially owned or the percentage ownership of any other person. As of March 15, 2019, there were 24,975,007 shares of common stock outstanding. Unless otherwise indicated, the address for each beneficial owner is c/o Aquestive Therapeutics, Inc., 30 Technology Drive, Warren, NJ 07059.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned†		Percentage of Shares Beneficially Owned
5% Stockholders:
MRX Partners, LLC(1)	2,249,077		9.0%
MonoLine RX, L.P.(1)	2,213,314		8.9%
MonoLine RX II, L.P.(1)	4,032,907		16.2%
MonoLine RX III, L.P.(1)	2,755,541		11.0%
Perceptive Advisers LLC(2)	2,113,400		8.5%
Monosol Investors, L.P.(3)	1,944,628		7.8%
Directors and Named Executive Officers:
Keith J. Kendall	705,140		2.8%
Daniel Barber	106,458		*
John T. Maxwell	153,614		*
A. Mark Schobel	1,094,234		4.4%
Douglas Bratton(4)	11,585,054		46.4%
Gregory Brown, M.D	81,760		*
John Cochran	81,760		*
Santo Costa	24,002		*
Nancy S. Lurker	8,367		*
James S. Scibetta	15,339		*
All executive officers and directors as a group (15 persons)	14,000,074	(5)	55.6%

* Represents beneficial ownership of less than 1%.

† None of the shares are pledged as security.

(1)	Information reported as of December 31, 2018 in a Schedule 13G filed on February 13, 2019 by MonoLine Rx II, L.P., MonoLine Rx III, L.P., MRX Partners, LLC, MonoLine Rx, L.P., MonoLine Partners, L.P. and MonoSol Rx Genpar, L.P. (collectively, the “MonoSol Entities”) and Douglas K. Bratton. Bratton Capital Management L.P. (“Bratton Capital Management”) is the general partner or manager of each of the MonoSol Entities, except for MonoSol Rx Genpar, L.P., the general partner of which is Bratton Capital Inc., which, in turn, is the general partner of Bratton Capital Management. Douglas K. Bratton is the sole director and President of Bratton Capital Inc. The Monosol Entities are each ultimately controlled by Mr. Bratton, who has voting and investment power over all shares held by the Monosol Entities. Bratton Capital Management, Bratton Capital Inc., and Mr. Bratton may each be deemed to beneficially own all shares held of record by the MonoSol Entities. Each such entity and Mr. Bratton disclaims beneficial ownership of the reported securities except to the extent of its or his respective pecuniary interest therein. The principal business address for the MonoSol Entities and Mr. Bratton is 201 Main Street, Suite 1900, Forth Worth, Texas 76102.

42

(2)	Information reported as of December 31, 2018 in a Schedule 13G filed on February 14, 2019 by Perceptive Advisers LLC, Joseph Edelman and Perceptive Life Sciences Master Fund, Ltd. Each of these reporting persons reports shared voting and dispositive power with respect to 2,113,400 shares. The principal business address for the reporting persons is 51 Astor Place, 10th Floor, New York, NY 10003.

(3)	Genpar MonoSol, LLC is the general partner of MonoSol Investors, L.P. Genpar MonoSol, LLC is ultimately controlled by David Dupree and Michael Marshall, who together have voting and investment power over all shares held by MonoSol Investors, L.P. Genpar MonoSol, LLC, David Dupree and Michael Marshall may each be deemed to beneficially own all shares held of record by MonoSol Investors, L.P. Each such entity, David Dupree and Michael Marshall disclaims beneficial ownership of the reported securities except to the extent of its or his respective pecuniary interest therein. The principal business address for the reporting person is 3605 Glenwood Ave., Suite 490, Raleigh, NC 27612.

(4)	Includes 2,249,077 shares of common stock owned of record by MRX Partners, LLC, 2,213,314 shares of common stock owned of record by MonoLine Rx, L.P., 4,032,097 shares of common stock owned of record by MonoLine Rx II, L.P. and 2,755,541 shares of common stock owned of record by MonoLine Rx III, L.P. The Monosol Entities are each ultimately controlled by Mr. Bratton and Mr. Bratton has voting and investment power over all shares held by the Monosol Entities, and Mr. Bratton may be deemed to beneficially own all shares held of record by the Monosol Entities. Mr. Bratton disclaims beneficial ownership of such reported securities except to the extent of his pecuniary interest therein.

(5)	Amounts reported for our directors and executive officers include the following number of securities with respect to which the individual has the right to acquire beneficial ownership as of March 15, 2019 or within 60 days thereafter: Mr. Kendall, 66,592; Mr. Barber, 6,499; Mr. Schobel, 66,592; Mr. Bratton, 6,675; Mr. Brown, 6,675; Mr. Cochran, 6,675; Mr. Costa, 6,675; Ms. Lurker, 8,367; Mr. Scibetta, 6,675; and all directors and executive officers as a group, 193,923.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Person Transaction Policy

We have adopted a related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions, which became effective upon the consummation of our initial public offering in July 2018. For purposes of our policy only, a “related person transaction” will be defined as a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants involving an amount that exceeds $120,000.

A related person is defined as any executive officer, director or a holder of more than 5% of our common stock, including any of their immediate family members and any entity owned or controlled by such persons.

43

Under the policy, where a transaction has been identified as a related person transaction, management must present information regarding the proposed related person transaction to our Audit Committee (or, where review by our Audit Committee would be inappropriate, to another independent body of our Board) for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related persons, the benefits of the transaction to us and whether any alternative transactions are available. To identify related person transactions in advance, we rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related person transactions, our Audit Committee or other independent body of our Board will take into account the relevant available facts and circumstances including, but not limited to:

•	the risks, costs and benefits to us;

•	the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•	the terms of the transaction;

•	the availability of other sources for comparable services or products, if applicable; and

•	the terms available to or from, as the case may be, unrelated third parties or to or from our employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board of Directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board of Directors, determines in the good faith exercise of its discretion. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

All of the transactions described below were entered into prior to the adoption of the written policy.

Share Issuances to Employees and Directors

Series A-3 Preferred Interests Issuance

In December 2015, Aquestive, LLC, our parent and predecessor, issued 5,055,000 Series A-3 Preferred Interests to certain investors, including Monoline RXIII, L.P., who purchased 4,950,000 Series A-3 Preferred Interests for $4,950,000. The Series A-3 Preferred Interests contained a conversion option that was exercisable upon our initial public offering, giving the holder the right to convert the interests into shares of our common stock. All such Series A-3 Preferred Interests were converted into shares of our common stock at the time of our initial public offering.

PUP Plans

The PUP Plans were terminated in April 2018. In connection with the termination of the PUP Plans and in lieu of cash, we paid the equivalent value in shares of non-voting common stock. Shares of our non-voting common stock were issued to directors, officers and key employees in the following amounts, which shares of non-voting common stock were automatically exchanged for an equal number of shares of our voting common stock effective upon our initial public offering:

44

Keith J. Kendall	1,000,000	(1)
Daniel Barber	98,959	(1)
Peter Boyd	49,439	(1)
John T. Maxwell	138,614	(1)
A. Mark Schobel	1,000,000	(1)
Theresa Wood	79,265	(1)
Douglas Bratton	75,085	(1)
Gregory Brown, M.D.	75,085	(1)
John Cochran	75,085	(1)
Santo Costa	17,327	(1)
James S. Scibetta	8,664	(1)

(1)	Adjusted to reflect a 1-for-12.34 shares reverse stock split effective July 16, 2018.

For more information about the PUP Plans see above under “Non-Employee Director Compensation – PUP Plans” and under “PUP Plans” in our Narrative Discussion of Summary Compensation Table.

Stock Option Grants

In April 2018, we granted stock options to purchase an aggregate of 81,068 shares of our common stock each with an exercise price $6.54 per share, to certain of our employees, consultants and directors in connection with services provided by such parties to us in the following amounts:

Nancy S. Lurker	5,078
Kenneth Marshall	19,997
Daniel Barber	25,997
Peter Boyd	29,996

Registration Rights to Directors and Officers

In connection with our initial public offering, we granted certain registration rights to Mr. Maxwell, and Mr. Barber pursuant to their employment agreements and to MRX Partners LLC, Monoline RX L.P., Monoline Rx II, L.P., Monoline Rx III, L.P., Monoline Rx Genpar, MonoSol Investors L.P., Douglas Bratton, Gregory Brown, John Cochran, Santo Costa, Keith Kendall, Nancy S. Lurker, James S. Scibetta and A. Mark Schobel. If, following the completion of our initial public offering, we register any of our securities for public sale in another offering, these related parties will have the right to include their shares in the registration statement, subject to reduction provisions whereby we and the underwriters of any underwritten offering will have the right to limit the number of shares registered by these holders if they determine that marketing factors require limitation. In such a case the number of shares to be registered will be apportioned pro rata among these holders, according to the total amount of registrable securities entitled to be included by each holder.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers, in addition to the indemnification provided for in our bylaws and our certificate of incorporation. These agreements, among other things, provide our directors and executive officers with certain contractual rights to indemnification and expense advancement in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request.

45

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the copies of such forms with respect to fiscal year 2018, we believe our directors, officers and 10% stockholders complied with all applicable filing requirements during the fiscal year ended December 31, 2018 with the exception of one Form 4 for Lori J. Braender reporting one equity grant which was filed late due to administrative error and through no fault of the reporting person.

46

GENERAL MATTERS

Availability of Certain Documents

A copy of our 2018 Annual Report on Form 10-K has been posted on our website along with this Proxy Statement at www.aquestive.com under “Investors” at “SEC Filings.” We will mail without charge, upon request in writing or by e-mail, a copy of our 2018 Annual Report on Form 10-K excluding exhibits. Please send e-mail requests to investorrelations@aquestive.com. Please send written requests to our Corporate Secretary at:

Aquestive Therapeutics, Inc.
30 Technology Drive
Warren, NJ 07059
Attention: Corporate Secretary

You may also find a copy of this Proxy Statement and our Annual Report on Form 10-K (with exhibits) on the SEC website at www.sec.gov.

Stockholders Sharing an Address/Household

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our proxy materials, including the Notice of Internet Availability of Proxy Materials (“Notice”), unless the affected stockholder has provided other instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.

We expect that a number of brokers with account holders who are our stockholders will be “householding” our proxy materials, including the Notice. A single Notice, and, if applicable, a single set of our Annual Report on Form 10-K and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting their brokers.

Upon written or oral request, we will undertake to promptly deliver a separate copy of the Notice and, if applicable, Annual Report on Form 10-K and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice and, if applicable, Annual Report on Form 10-K and other proxy materials, or to receive separate copies in the future, or if two stockholders sharing an address have received two copies of any of these documents and desire to only receive one, you may write the Corporate Secretary of Aquestive Therapeutics, Inc. at our principal executive offices at 30 Technology Drive, Warren, NJ 07059, e-mail the Corporate Secretary at investorrelations@aquestive.com or call the Corporate Secretary at (908) 941-1900.

47

Stockholder Proposals and Nominations

Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Statement

Under Rule 14a-8 of the Exchange Act, any stockholder proposal submitted for inclusion in our proxy statement for the 2020 Annual Meeting of Stockholders must be received by our Corporate Secretary at our principal executive offices at 30 Technology Drive, Warren, NJ 07059 no later than close of business on December 28, 2019.

Requirements for Stockholder to Bring Business and Nominations Before an Annual Meeting

Our bylaws provide that, in order for a stockholder to nominate a director for election to the Board or bring a proposal of other business to be considered at the 2020 Annual Meeting of Stockholders, the stockholder must give timely notice thereof in writing to the Corporate Secretary at Aquestive Therapeutics, Inc., 30 Technology Drive, Warren, NJ. To be timely for the 2020 Annual Meeting, the stockholder's notice must be delivered to us not earlier than February 14, 2020 and not later than March 15, 2020, except that if the 2020 Annual Meeting is scheduled more than 20 days before or 70 days after such anniversary date, we must receive the notice not earlier than the close of business on the 120th day prior to the 2020 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2020 Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Such notice must provide the information required by Article I, Section 11 of the bylaws with respect to each nomination or matter the stockholder proposes to bring before the 2020 Annual Meeting of Stockholders.

Other Matters

As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the 2019 Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

48

Appendix A

AQUESTIVE THERAPEUTICS, INC.

EMPLOYEE STOCK PURCHASE

PLAN

Adopted by the Board of Directors effective as of January 1, 2019

Approved by the Stockholders June __, 2019

A-1

AQUESTIVE THERAPEUTICS, INC.

EMPLOYEE STOCK PURCHASE PLAN

SECTION 1.          PURPOSE OF THE PLAN.

The Aquestive Therapeutics, Inc. Employee Stock Purchase Plan (the “Plan”) is intended to provide Eligible Employees (as defined below) the opportunity to increase their proprietary interest in Aquestive Therapeutics, Inc. (the “Company”) by conveniently purchasing shares of the Company’s common stock, par value $0.001 per share (the “Stock”).  The Plan is composed of two components: a 423 Component and a Non-423 Component.  The 423 Component is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).  Accordingly, the provisions of the 423 Component will be construed in a manner consistent with the requirements of Section 423 of the Code.  The Plan also authorizes participation in the Plan under the Non-423 Component under terms that do not meet the requirements of Section 423 of the Code.  The Company shall be permitted to grant rights to purchase Stock under separate offerings not having identical terms (provided that such terms are not inconsistent with the terms of the Plan and, with respect to an offering under the 423 Component, the requirements of Section 423 of the Code), and offerings may run concurrently (in whole or in part) with each other.  Each offering under the Non-423 Component shall be separate and distinct from (and shall not be included in or be part of) any offering under the 423 Component, and each offering to a Participating Company shall be treated as an offering that is separate from any other offering made to another Participating Company, in each case, even if such offerings are running concurrently (in whole or in part) and/or have common terms and conditions.

SECTION 2.          DEFINITIONS.

(a)          “423 Component” means the portion of the Plan under which any right to purchase Stock shall be granted in a manner that is intended to satisfy the requirements of Section 423 of the Code.

(b)          “Affiliate” means any branch or representative office or other disregarded entity of the Company or a Subsidiary, as determined by the Committee, whether now or hereafter existing.

(c)          “Board” means the Board of Directors of the Company, as constituted from time to time.

(d)          “Change in Control” shall have the meaning set forth in the Company’s most recently adopted equity incentive plan, as in effect from time to time (and shall include a “Change of Control” as defined in any such plan); provided, that until the Aquestive Therapeutics, Inc. 2018 Equity Incentive Plan is replaced with a successor plan that includes a definition of Change in Control or Change of Control, Change in Control shall mean an event described in Sections 2.5(a) through 2.5(d) of the Aquestive Therapeutics, Inc. 2018 Equity Incentive Plan.

A-2

(e)          “Committee” means the duly constituted committee appointed by the Board to administer the Plan, as described in Section 3.  If no such committee is appointed, the Compensation Committee of the Board shall be the Committee.

(f)          “Compensation” means all of an Eligible Employee’s base salary or wages.  “Compensation” shall exclude (i) commissions, bonuses and special incentive payments, (ii) equity compensation and income attributable to equity-based awards (including, without limitation, amounts realized from the exercise of any stock option and any dividends paid with respect to equity awards), (iii) all non-cash items, (iv) pre-tax contributions made by the Participant under Sections 401(k) or 125 of the Code or under any similar arrangements available under laws outside the United States and (v) allowances and other miscellaneous payments, including, without limitation, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, and benefits received under employee benefit plans.  The Committee shall determine whether a particular item not listed in this Section 2(f) is included in Compensation.

(g)          “Effective Date” means the date as of which the Plan is adopted by the Board, subject to approval of the Plan by the stockholders of the Company.

(h)          “Eligible Employee” means any individual who (i) is an Employee of a Participating Company, (ii) does not own 5% or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary, including, for purposes of this provision, through application of the rules of Section 424(d) of the Code and (iii) is not a “highly compensated employee” (within the meaning of Section 414(q) of the Code) that is subject to Section 16 of the Securities Exchange Act of 1934, as amended.  The foregoing notwithstanding, an individual who is a citizen or resident of a jurisdiction other than the United States (even if he or she is also a citizen of the United States or a resident alien) shall not be considered an Eligible Employee if, as determined in the sole discretion of the Committee, (i) his or her participation in the Plan is prohibited by the laws or regulations of any country which has jurisdiction over him or her or (ii) compliance with the laws and regulations of the foreign country that has jurisdiction over him or her would cause the Plan or an offering under the 423 Component to violate Section 423 of the Code.

(i)          “Employee” means an individual who is a common-law employee of a Participating Company and, if such employee is employed in the United States, whose earnings are reported on a Form W-2.  For the avoidance of doubt, the term “Employee” shall not include any consultant, independent contractor or non-employee director of a Participating Company.

(j)          “Fair Market Value” means, on any given date (i) if the Stock is listed on any established U.S. stock exchange or a U.S. national market system, the closing sales price for such Stock (or, if no closing sales price was reported on that date, as applicable, on the last preceding trading date such closing sales price was reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; (ii) if (i) does not apply, then if the Stock is regularly quoted by a recognized U.S. securities dealer but selling prices are not reported, the mean between the high bid and low asked prices for the Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last preceding trading date such bids and asks were reported); or (iii) if (i) and (ii) do not apply, such value as the Committee in its discretion may in good faith determine in accordance with Section 423 of the Code.

A-3

(k)          “Non-423 Component” means the portion of the Plan under which the right to purchase Stock may be granted in a manner that is not intended to satisfy the requirements of Section 423 of the Code.

(l)          “Offering Period” means a period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 4(a).

(m)          “Parent” has the meaning given to such term under U.S. Treasury Regulation Section 1.424-1(f).  As used in this Plan, “Parent” shall mean a Parent of the Company.

(n)          “Participant” means an Eligible Employee who elects to participate in the Plan, as provided in Section 4(b).

(o)          “Participating 423 Company” means any of the following that is designated by the Committee as participating in the 423 Component:  (i) the Company,

(ii) any present or future Parent or (iii) any present or future Subsidiary.

(p)          “Participating Company” means each Participating 423 Company and Participating Non-423 Company.

(q)          “Participating Non-423 Company” means any of the following that is designated by the Committee as participating in the Non-423 Component:  (i) the Company, (ii) any present or future Parent, (iii) any present or future Subsidiary or (iv) any present or future Affiliate.  Unless determined otherwise by the Committee, only entities incorporated or formed outside of the United States shall be Participating Non-423 Companies.

(r)          “Plan Account” means the account established for each Participant pursuant to Section 8(a).

(s)          “Purchase Price” means the price at which Participants may purchase Stock under the Plan, as determined pursuant to Section 8(b).

(t)          “Subsidiary” means a subsidiary corporation of the Company as that term is defined in Section 424(f) of the Code.

(u)         “Trading Day” means any day on which the U.S. stock exchange upon which the Stock is listed is open for trading or, if the Stock is not listed on an established U.S. stock exchange or U.S. national market system, a business day, as determined by the Committee in good faith.

SECTION 3.          ADMINISTRATION OF THE PLAN.

(a)          General.  The Plan shall be administered by the Committee. To the extent permitted by applicable law, the Committee may delegate some or all of its authority with respect to the Plan to any executive officer of the Company or any other person or persons designated by the Committee, in each case, acting individually or as a committee.

A-4

(b)          Committee Authorities.  The Committee shall have the exclusive power and authority to administer the Plan, including without limitation the right and power to interpret the provisions of the Plan and make all determinations deemed necessary or advisable for the administration of the Plan (including, without limitation, a determination as to whether a Change in Control has occurred, whether to designate the Company, a Parent or Subsidiary as a Participating 423 Company or as a Participating Non-423 Company and whether to establish separate offerings).  All such actions, interpretations and determinations which are done or made by the Committee shall be final, conclusive and binding on the Company, the Participating Companies, the Participants and all other parties and shall not subject the Committee (or its members) to any liability.

SECTION 4.          ENROLLMENT AND PARTICIPATION.

(a)         Offering Periods.  Two Offering Periods shall commence in each calendar year, which shall be the periods commencing on January 1 and ending on June 30 and commencing on July 1 and ending on December 31; provided, however, that the first Offering Period may commence on a different date as determined by the Committee, but shall end on June 30 of the year commenced if commenced prior to June 30 or on December 31 of the year commenced if commenced after June 30.

(b)         Enrollment.  Any individual who, on the day preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by executing the enrollment form prescribed for this purpose by the Committee.  The enrollment form shall be filed with the Company or its designee according to procedures established by the Committee.

(c)         Duration of Participation.  Once enrolled in the Plan, a Participant shall continue to participate in the Plan (according to the elections made on the Participant’s most recently-filed enrollment form) until he or she ceases to be an Eligible Employee, withdraws from the Plan under Section 6(a) or reaches the end of the Offering Period in which his or her contributions were discontinued under Section 5(c) or Section 9(b).  A Participant who discontinued his or her contributions under Section 5(c) or withdrew from the Plan under Section 6(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Section 4(b).  A Participant whose employee contributions were discontinued automatically under Section 9(b) shall automatically resume participation at the beginning of the next Offering Period in which such Participant’s participation would not be limited by Section 9(b), if he or she then is an Eligible Employee.

SECTION 5.          EMPLOYEE CONTRIBUTIONS.

(a)         Frequency of Employee Contributions.  A Participant may make contributions to the Plan for purchasing shares of Stock by means of payroll deductions (unless payroll deductions are not permitted under applicable laws or regulations or unless the Company determines that another means of making employee contributions is necessary or appropriate for legal or administrative reasons).

A-5

(b)          Amount of Employee Contributions.  An Eligible Employee shall designate on the enrollment form the portion of his or her Compensation that he or she elects to contribute to the Plan with respect to the applicable Offering Period.  Such portion shall be a whole percentage of the Eligible Employee’s Compensation, on an after-tax basis, but not less than 1% nor more than 25% of the Eligible Employee’s Compensation with respect to the applicable Offering Period.  A Participant may not change the rate of his or her contributions during an Offering Period unless the Participant seeks (i) to discontinue contributions under Subsection (c) or (ii) to withdraw from the Plan under Section 6(a), and, in either such case, the Company will cease contributions on behalf of the Participant as soon as reasonably practicable (which shall not be until the payroll period following receipt of the applicable form or later).

(c)         Discontinuing Employee Contributions.  A Participant may discontinue contributions by filing a new enrollment form.  Any contributions made from payroll shall cease as soon as reasonably practicable (which shall not be until the payroll period following receipt or later).  A Participant who has discontinued employee contributions may not resume such contributions until the next Offering Period.  If a Participant discontinues contributions, previously made contributions shall remain in the Participant’s Plan Account (and will be used to purchase shares) unless and until the Participant withdraws from the Plan in accordance with the provisions of Section 6.

SECTION 6.          WITHDRAWAL FROM THE PLAN.

(a)          Withdrawal.  A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company or its designee at any time before the last day of an Offering Period.  As soon as reasonably practicable thereafter, contributions shall cease and all employee contributions made by the Participant for the current Offering Period shall be refunded to the Participant in cash, without interest.  No partial withdrawals shall be permitted.

(b)         Re-enrollment After Withdrawal.  A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 4(b).  Re-enrollment shall be effective only at the commencement of an Offering Period.

SECTION 7.          CHANGE IN EMPLOYMENT STATUS.

(a)         Termination of Employment.  Termination of employment with a Participating Company, or otherwise ceasing to be an Eligible Employee, for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 6(a), unless, with respect to an offering under the Non-423 Component, otherwise required by applicable laws or regulations.  A transfer from one Participating Company to another shall not be treated as a termination of employment.

(b)         Leave of Absence.  For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by a Participating Company in writing or if such leave of absence is protected under applicable laws or regulations.  Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

A-6

(c)         Death.  In the event of the Participant’s death, any amounts then held in the Participant’s Plan Account and any shares of Stock then held in the Participant’s name by the Company or the broker designated by the Company shall be paid or transferred to the Participant’s estate or as otherwise required by applicable laws of descent and distribution, or as may be otherwise provided pursuant to Section 8(e).

SECTION 8.          PLAN ACCOUNTS AND PURCHASE OF SHARES.

(a)         Plan Accounts.  The Company shall maintain a Plan Account on its books in the name of each Participant.  Whenever an amount is contributed to the Plan, such amount shall be credited to the Participant’s Plan Account.  Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the general assets of the Company or any Parent or Subsidiary and applied to general corporate purposes, unless otherwise required by applicable law or regulation.  Unless required by applicable law or regulation, no interest will be paid or credited with respect to any amounts held in a Participant’s Plan Account.

(b)          Purchase Price.  The Purchase Price for each share of Stock purchased at the close of an Offering Period shall be the lesser of:

(i)          85% of the Fair Market Value of such share on the last Trading Day of such Offering Period; or

(ii)          85% of the Fair Market Value of such share on the first Trading Day of such Offering Period.

The Committee may round the Purchase Price up (but not down) to a whole cent, and in no event shall the Purchase Price be less than the par value of the shares of Stock being purchased.

(c)          Number of Shares Purchased.  As of the last day of each Offering Period, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has withdrawn from the Plan under Section 6(a) or Section 7.  The amount then in the Participant’s Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased with the funds in the Participant’s Plan Account.  The foregoing notwithstanding, no Participant shall purchase more than 5,000 shares of Stock (subject to adjustment pursuant to Section 14(b)) with respect to any Offering Period (or, if the Board determines that a different number of Offering Periods shall commence in each calendar year in accordance with Section 4(a), a proportionate number of shares of Stock (subject to adjustment pursuant to Section 14(b)) with respect to any Offering Period) nor more than the amounts of Stock set forth in Sections 9(b) and 14(a).  Unless otherwise determined by the Committee, any fractional share, as calculated under this Subsection (c), shall be rounded down to the next lower whole share, with the Purchase Price for such fractional share to be carried over to the next Offering Period as provided in Section 8(g).  To the extent permitted by law, the Committee may adjust the individual share limit set forth in this Section 8(c) from time to time without shareholder approval, provided that any such change shall not apply until the Offering Period commencing after such change is made.

A-7

(d)          Available Shares Insufficient.  In the event that the aggregate number of shares of Stock that all Participants elect to purchase during an Offering Period exceeds the maximum number of shares of Stock remaining available for issuance under Section 14(a), then the number of shares of Stock each Participant shall purchase shall be determined by multiplying the number of shares of Stock available for issuance by a fraction, the numerator of which is the number of shares of Stock that such Participant has elected to purchase and the denominator of which is the number of shares of Stock that all Participants have elected to purchase.

(e)         Issuance of Shares.  Shares of Stock shall be issued either in book entry form or in certificates.  Certificates, if any, representing the shares of Stock purchased by a Participant under the Plan shall be issued to the Participant, or book entry in the Participant’s name shall be made, as soon as reasonably practicable after the close of the applicable Offering Period, except that the Committee may determine that such certificates shall be held for each Participant’s benefit by a broker designated by the Committee.  Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property or in such other manner of taking title as may be permitted under applicable law or regulation; provided, however, that unless otherwise required by applicable law or specified by the Participant in writing, shares of Stock purchased under the Plan will be registered in the name of the Participant.

(f)          Transfer of Shares.  If certificates representing shares of Stock are not otherwise issued to the Participant in connection with the purchase of such shares at the end of an Offering Period, a Participant may elect to transfer any number of shares of Stock previously purchased under the Plan by providing notification and transfer instructions to Company or the broker designated by the Company, in accordance with procedures established under the Plan.  As soon as administratively practicable following receipt of a Participant’s election to transfer shares of Stock, the Company or the designated broker shall cause a transfer of the shares or a certificate representing the number of shares to be transferred to be delivered to the Participant or a broker designated by the Participant.

(g)          Unused Cash Balances.  Any amount remaining in the Participant’s Plan Account that represents the Purchase Price for shares that could not be purchased by reason of Subsection (c) above, Section 9(b) or Section 14(a) or otherwise shall be carried forward and applied toward the purchase of whole shares for the next following Offering Period, subject to earlier withdrawal by the Participant in accordance with Section 6 or termination of employment or cessation as an Eligible Employee in accordance with Section 7.

SECTION 9.          LIMITATIONS ON STOCK OWNERSHIP.

(a)         Five Percent Limit.  Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary.  For purposes of this Subsection (a), the following rules shall apply:

A-8

(i)          the attribution rules of Section 424(d) of the Code shall be applied in determining ownership of Stock;

(ii)          each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this Plan or any other plan or arrangement; and

(iii)          each Participant shall be deemed to have the right to purchase under this Plan with respect to each Offering Period 5,000 shares of Stock (as adjusted pursuant to Section 8(c)), subject to adjustment pursuant to Section 14(b).

(b)         Dollar Limit.  Any other provision of the Plan notwithstanding, consistent with Treasury Regulation Section 1.423-2(i), no Participant shall purchase Stock under this Plan and all other employee stock purchase plans of the Company or any Parent or Subsidiary at a rate that exceeds $25,000 in fair market value of the Stock (determined at the time the option is granted) for each calendar year in which any option granted to the Participant is outstanding at any time.

For purposes of this Subsection (b), the Fair Market Value of Stock shall be determined as of the beginning of the Offering Period in which such Stock is purchased.  Employee stock purchase plans not described in Section 423 of the Code shall be disregarded.  If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued, and shall resume (in accordance with the Participant’s most recently-filed enrollment form) at the beginning of the earliest Offering Period in which this Section 9(b) would not prohibit such participation, provided that he or she then is an Eligible Employee.

SECTION 10.        RIGHTS NOT TRANSFERABLE.

The rights of any Participant under the Plan, or the interest in any Stock or moneys to which any Participant may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any manner other than by beneficiary designation or the laws of descent and distribution.  If a Participant attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than as permitted by this Section 10, such act shall be treated as an election by the Participant to withdraw from the Plan under Section 6(a).

SECTION 11.        NO RIGHTS AS AN EMPLOYEE.

Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause, to the fullest extent permitted by applicable laws or regulations.

A-9

SECTION 12.        NO RIGHTS AS A STOCKHOLDER.

A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the last day of the applicable Offering Period.

SECTION 13.        SECURITIES LAW REQUIREMENTS.

Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including, without limitation, the U.S. Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, all state securities laws and regulations, any applicable non-U.S. securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities are then traded.

SECTION 14.        STOCK OFFERED UNDER THE PLAN.

(a)          Authorized Shares.  The aggregate number of shares of Stock available for purchase under the Plan as of the Effective Date shall be 250,000, and on January 1st of each year during which the Plan is in effect, the number of shares available for purchase under the Plan shall be increased by the lesser of (x) 1.0% of the number of shares of Stock outstanding as of the immediately preceding December 31 (calculated on a fully diluted basis), (y) 50,000 shares of Stock and (z) such lesser number of shares of Stock as the Board may determine, in each case, as subject to adjustment as provided in this Section 14.  Shares of Stock issued under the Plan may be shares already outstanding or newly issued or treasury shares.

(b)         Changes in Capitalization.  In the event of a reorganization, recapitalization, stock split, spin-off, split-off, split-up, stock or extraordinary cash dividend or other distribution, combination of shares, merger, amalgamation, consolidation or any other change in the corporate structure of the Company, or a sale by the Company of all or part of its assets, the Committee shall make such adjustments to the aggregate number of shares of Stock offered under the Plan, the maximum annual increase number in clause (y) of Section 14(a), the share limitation described in Section 8(c) (and the corresponding number of shares specified in clause (iii) of Section 9(a)) and/or the price of shares that any Participant has elected to purchase under the Plan as may be necessary to prevent the dilution or enlargement of Participants’ rights.  The Plan shall in no event be construed to restrict in any way the Company’s right to undertake a dissolution, liquidation, merger, amalgamation, consolidation or other reorganization or corporate transaction of any kind or type.

(c)         Change in Control.  Any other provision of the Plan notwithstanding, immediately prior to the effective time of a Change in Control, the Plan shall terminate and shares shall be purchased pursuant to Section 8 as if the Offering Period during which such Change in Control occurs was scheduled to end on the day immediately preceding such Change in Control, unless the Plan is expressly assumed by the surviving corporation, the buyer or an affiliate of the foregoing.  In addition, in anticipation of a Change in Control, the Committee may take any action under the Plan as it deems necessary or appropriate, including, without

A-10

limitation, terminating the Plan and preventing Participants from continuing or increasing their contributions to the Plan.

SECTION 15.        WITHHOLDING

To the extent any payments or distributions under the Plan are determined by any Participating Company to be subject to U.S. Federal, state or local taxes, or the taxes of a jurisdiction other than the United States, the Participating Company is authorized (but not obligated) to withhold any required taxes.  The Participating Company may satisfy any withholding obligation by (i) withholding shares of Stock purchased under the Plan; (ii) withholding from the proceeds from the sale of shares of Stock purchased under the Plan, either through a voluntary sale or through a mandatory sale arranged by the Company; (iii) deducting cash from a Participant’s Plan Account; (iv) deducting cash from a Participant’s other cash compensation payable to him or her by any Participating Company or (v) any other method deemed appropriate by the Participating Company, in each case, as approved by the Committee.  A Participant’s election to participate in the Plan authorizes any Participating Company to take any of the actions described in the preceding sentence.

SECTION 16.        GOVERNING LAW

To the extent that U.S. Federal laws do not otherwise control, the validity and construction of the Plan shall be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the choice of law principles thereof.

SECTION 17.        NON-423 COMPONENT AND SUB-PLANS

The Board and/or the Committee may adopt procedures and sub-plans to this Plan that are necessary or appropriate to permit or facilitate participation in the Plan by Eligible Employees who are employed or located in a jurisdiction other than the United States or to generally operate the Plan in jurisdictions outside the United States (provided that such would not result in (i) the Plan failing to be eligible to qualify under Section 423 of the Code or (ii) any offering under the 423 Component not complying with Section 423 of the Code).  Without limiting the generality of, but consistent with, the foregoing, the Board and/or the Committee are expressly authorized to adopt rules, procedures, and sub-plans, which, for purposes of the Non-423 Component, may be beyond the scope of Section 423 of the Code, regarding, without limitation, eligibility to participate in the Plan, excluding Employees in certain countries under the Non-423 Component (even if employed by a Participating Company), handling and making of employee contributions under the Plan, satisfying payroll taxes, determining beneficiaries, withholding procedures and issuances of Stock, any of which may vary from time to time and between jurisdictions, as determined by the Board and/or the Committee.

SECTION 18.        TAX QUALIFICATION.

The 423 Component is intended to be exempt from the application of Section 409A of the Code under Section 1.409A-1(b)(5)(ii) of the U.S. Treasury Regulations.  Purchases of stock

A-11

by Participants who are U.S. taxpayers participating in the Non-423 Component are intended to be exempt from the application of Section 409A of the Code under the short-term deferral exception and any ambiguities will be construed and interpreted in accordance with such intent.  Subject to the provisions of this Section 18, Participants who are U.S. taxpayers participating in the Non-423 Component shall be subject to such terms and conditions as shall permit his or her participation in the Plan to satisfy the requirements of the short-term deferral exception to Section 409A of the Code, including the requirement that the shares subject to the right to purchase Stock under the Plan be delivered within the short-term deferral period.  The foregoing notwithstanding, neither the Company nor any Parent or Subsidiary shall have any liability to a Participant or any other person if the right to purchase Stock under the Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee, the Board, the Company or any Parent or Subsidiary in relation thereto.  Although the Company may endeavor to (i) qualify the 423 Component or Non-423 Component for special tax treatment under the laws and regulations of the United States or of a jurisdiction other than the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain special or to avoid unfavorable tax treatment, any other provision of the Plan notwithstanding, including this Section 18.  The Company and each Parent and Subsidiary shall be unconstrained in their corporate activities without regard to any potentially negative tax impact on any one or more Participants.

SECTION 19.        SEVERABILITY.

If any particular provision of the Plan is found to be invalid or otherwise unenforceable, such provision shall not affect the other provisions of the Plan, and the Plan shall be construed in all respects as if such invalid provision were omitted.

SECTION 20.        AMENDMENT AND TERMINATION.

The Board shall have the right to amend, suspend or terminate the Plan, and to shorten an Offering Period (and refund Participant contributions in the event of any such shortening, suspension or termination) at any time and without notice.  Except as provided in Section 14, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company.  In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by applicable law, rule or regulation, including, without limitation, Section 423 of the Code.

[End of Document]

A-12

Aquestive® VOTE

Using a **black ink** pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. [X]

2019 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 below and FOR Proposals 2 and 3.

01 Keith J. Kendall   02 Nancy S. Lurker   03 James S. Scibetta

☐ **Mark here to vote FOR all nominees**   ☐ **Mark here to WITHHOLD vote from all nominees**   ☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

0324UC

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Aquestive®

Aquestive Therapeutics

Notice of 2019 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — June 13, 2019

Keith J. Kendall, John T. Maxwell and Lori J. Braender, or any of them (the "Proxies"), each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Aquestive Therapeutics, Inc. to be held on June 13, 2019 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of each of the nominees named in Proposal 1 and FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

Aquestive® VOTE

Admission Ticket

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this proxy card.

Votes submitted electronically or by telephone need to be received by 11:59 pm (ET) on June 12, 2019.

Online
Go to **www.envisionreports.com/AQST** or scan the QR code with your smartphone – login details are located in the shaded bar.

Telephone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada, on a touch-tone telephone.

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/AQST

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2019 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 below and FOR Proposals 2 and 3.

01 Keith J. Kendall   02 Nancy S. Lurker   03 James S. Scibetta

☐ **Mark here to vote FOR all nominees**   ☐ **Mark here to WITHHOLD vote from all nominees**   ☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

03Z4TD

Aquestive Therapeutics, Inc.
Admission Ticket
2019 Annual Meeting of Stockholders

Thursday June 13, 2019, 9:30 a.m. ET
Offices of Day Pitney LLP
One Jefferson Road, Parsippany, NJ 07054

Upon arrival, please present this Admission Ticket and photo identification at the registration desk.

If you plan to attend the annual meeting, please bring this Admission Ticket with you. This Admission Ticket admits the stockholder. All meeting attendees must also present valid government-issued photo identification. For your safety, all personal belongings or effects including bags, purses, and briefcases are subject to inspection. The use of photographic and recording devices is prohibited at the annual meeting. Cell phone use is permitted only outside the annual meeting room. The meeting location is accessible to disabled persons. Space is limited and stockholders will be admitted on a first-come, first-served basis.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.
The material is available at: www.envisionreports.com/AQST

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/AQST

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Aquestive®

Aquestive Therapeutics

Notice of 2019 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — June 13, 2019

Keith J. Kendall, John T. Maxwell and Lori J. Braender, or any of them (the "Proxies"), each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Aquestive Therapeutics, Inc. to be held on June 13, 2019 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of each of the nominees named in Proposal 1 and FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address – Please print new address below.

Comments – Please print your comments below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐